MORTGAGE LOAN PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of June 12, 2001, between Column Financial, Inc., a Delaware corporation ("Column"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Seller"), and Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation ("CSFB Mortgage Securities"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the "Purchaser").

                                    RECITALS

     Column desires to sell, assign, transfer, set over and otherwise convey to CSFB Mortgage Securities, without recourse, and CSFB Mortgage Securities desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof. Each Mortgage Loan was originated by Column, Credit Suisse First Boston Mortgage Capital LLC ("CSFB Mortgage Capital") or Union Capital Investments, LLC ("Union Capital"). With respect to those Mortgage Loans identified on the Mortgage Loan Schedule as having been originated by CSFB Mortgage Capital (each such Mortgage Loan, a "CSFB Mortgage Capital Mortgage Loan"), Column is the beneficiary, either directly or by way of assignment, of certain representations and warranties made by CSFB Mortgage Capital, with respect to the CSFB Mortgage Capital Mortgage Loans pursuant to the Seller's Warranty Certificate dated as of June 13, 2001 (the "CSFB Mortgage Capital Agreement"), from CSFB Mortgage Capital in favor of the Seller. Column desires to assign to CSFB Mortgage Securities all of its right, title and interest in, to and under the CSFB Mortgage Capital Agreement. With respect to those Mortgage Loans identified on the Mortgage Loan Schedule as having been originated by Union Capital (each such Mortgage Loan, a "Union Capital Mortgage Loan"), Column is the beneficiary, either directly or by way of assignment, of certain representations and warranties made by Union Capital, with respect to the Union Capital Mortgage Loans pursuant to the Seller's Warranty Certificate dated as of June 13, 2001 (the "Union Capital Agreement"), from Union Capital in favor of the Seller. Column also desires to assign to CSFB Mortgage Securities all of its right, title and interest in, to and under the Union Capital Agreement.

     CSFB Mortgage Securities intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund" will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc. and Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of June 1, 2001 (the "Pooling and Servicing Agreement"), among CSFB Mortgage Securities, as depositor (in such capacity, the "Depositor"), KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer (in such capacity, the "Master Servicer") and as special servicer (in such capacity the "Special Servicer"), and Wells Fargo Bank Minnesota, N.A., trustee (the "Trustee"), relating to the issuance of CSFBMSC's Commercial Mortgage Pass-Through Certificates, Series 2001-CK3 (the "Certificates"). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). It is anticipated that CSFB Mortgage Securities will transfer the Mortgage Loans to the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

     CSFB Mortgage Securities intends to sell the Registered Certificates to Credit Suisse First Boston Corporation ("CSFB"), McDonald Investments Inc. ("McDonald"), First Union Securities, Inc. ("First Union Securities") and Salomon Smith Barney Inc. ("SSBI"), pursuant to an underwriting agreement, dated as of the date hereof (the "Underwriting Agreement"), among CSFB Mortgage Securities, CSFB, McDonald, First Union Securities and SSBI; and CSFB Mortgage Securities intends to sell the remaining Certificates (the "Non-Registered Certificates") to CSFB, pursuant to a certificate purchase agreement, dated as of the date hereof (the "Certificate Purchase Agreement"), between CSFB Mortgage Securities, and CSFB. The Registered Certificates are more fully described in the prospectus dated June 5, 2001 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated June 12, 2001 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the confidential offering circular dated June 12, 2001 (the "Confidential Offering Circular"), as it may be amended or supplemented at any time hereafter.

     Column will indemnify CSFB Mortgage Securities, CSFB, McDonald, First Union Securities, SSBI and certain related parties with respect to the disclosure regarding the Mortgage Loans and contained in the Prospectus, the Confidential Offering Circular and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated the date hereof (the "Indemnification Agreement"), among Column, CSFB Mortgage Securities, CSFB, McDonald, First Union Securities and SSBI.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     SECTION 1. Agreement to Purchase. The Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, and the Purchaser agrees to purchase from the Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on June 13, 2001 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on the respective Due Dates for the Mortgage Loans in June 2001 (individually and collectively, the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $760,203,311, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be 100% of such aggregate principal balance, together with accrued interest on the Mortgage Loans at their respective Net Mortgage Rates from and including June 1, 2001 to but not including the Closing Date, and the Purchaser shall pay such purchase price to the Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

     SECTION 2. Conveyance of the Mortgage Loans.

     (a) On and as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the Seller's obligations set forth herein, the

                                       2

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Seller does hereby sell, assign, transfer, set over and otherwise convey to the
Purchaser, without recourse, all of the right, title and interest of the Seller in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than scheduled payments of interest and principal due on or before the Cut-off Date), together with (i) all of the right, title and interest of the Seller in and to the proceeds of any related title, hazard or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans and
(ii) all of the right, title and interest of the Seller in, to and under the CSFB Mortgage Capital Agreement and the Union Capital Agreement (other than the Seller's rights to approve substitute mortgage loans under each of those agreements and its rights to indemnification under Section 4 of each of those agreements).

     (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong to the Seller).

     (c) On or before the Closing Date, the Seller shall, at its expense, subject to Section 18, deliver or cause to be delivered to the Purchaser or its designee the Mortgage File and any Additional Collateral (other than reserve funds and escrow payments) with respect to each Mortgage Loan. In addition, with respect to each Mortgage Loan as to which any Additional Collateral is in the form of a Letter of Credit as of the Closing Date, the Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are necessary to cause the recognition of the Purchaser or its designee as the beneficiary of such Letter of Credit and drawing party thereunder. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in the second preceding sentence, and the designated beneficiary under each Letter of Credit referred to in the preceding sentence, shall be the Trustee.

     If the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

          (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

          (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

          (iii) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File on the Closing Date; and

          (iv) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

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

     In addition, the Seller shall, at its expense, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or its designee, on or before the Closing Date, the following items (except to the extent any of the following items are to be retained by a subservicer that will continue to act on behalf of the Purchaser or its designee): (i) originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and, to the extent they are not required to be a part of a Mortgage File in accordance with the definition thereof, originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are reasonably required for the ongoing administration and servicing of the Mortgage Loans; provided, however, the Seller shall not be required to deliver any attorney-client privileged communication or internal credit analysis; and (ii) all unapplied reserve funds and escrow payments in the possession or under the control of the Seller that relate to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the Master Servicer.

     If the Seller is unable to deliver any Letter of Credit constituting Additional Collateral for any Mortgage Loan, then the Seller may, in lieu thereof, deliver on behalf of the related Borrower, to be used for the same purposes as such missing Letter of Credit either: (i) a substitute letter of credit substantially comparable to, but in all cases in the same amount and with the same draw conditions and renewal rights as, that Letter of Credit and issued by an obligor that meets any criteria in the related Mortgage Loan documents applicable to the issuer of that Letter of Credit; or (ii) a cash reserve in an amount equal to the amount of that Letter of Credit. For purposes of the delivery requirements of this Section 2(c), any such substitute letter of credit shall be deemed to be Additional Collateral of the type covered by the first paragraph of this Section 2(c) and any such cash reserve shall be deemed to be reserve funds of the type covered by the third paragraph of this Section 2(c).

     In connection with the foregoing paragraphs of this Section 2(c), the Seller shall receive copies, or otherwise be the beneficiary, of all certifications relating to the Mortgage Loans made and/or delivered by the Trustee pursuant to Section 2.02(a) and Section 2.02(b) of the Pooling and Servicing Agreement.

     (d) The Seller shall be responsible for all reasonable out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; provided that the Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer or for costs and expenses that the related Borrowers have agreed to pay. If the Seller receives written notice that any such assignment or other instrument of transfer is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be.

     (e) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Seller.

     (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all reasonable actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

     (g) The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement. The Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule.

     SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review. The Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

     SECTION 4. Representations, Warranties and Covenants of the Seller and the
                Purchaser.

     (a) The Seller hereby makes, as of the Closing Date, to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Seller, each of the representations and warranties set forth in Exhibit B-2. The respective representations and warranties of the parties hereto set forth in Exhibits B-1 and B-2 are hereinafter referred to collectively as the "Corporate Representations".

     (b) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C.

     (c) The Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of the initial Purchaser only, that the Seller has not dealt with any broker, investment banker, agent or other person (other than the initial Purchaser, CSFB, McDonald, First Union Securities and SSBI) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

     (d) The Seller hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of substitution, with respect to any replacement mortgage loan (a

"Replacement Mortgage Loan") that is substituted for a Defective Mortgage Loan (as defined in Section 5(a) hereof), whether by the Seller pursuant to Section 5(a) of this Agreement, by CSFB Mortgage Capital pursuant to the CSFB Mortgage Capital Agreement or by Union Capital pursuant to the Union Capital Agreement, each of the representations and warranties set forth in Exhibit C (other than, in the case of a Replacement Mortgage Loan substituted by CSFB Mortgage Capital or by Union Capital, the representations and warranties set forth in Paragraph
(d) of Exhibit B-1 and Paragraph 2 of Exhibit C). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

     (e) It is understood and agreed that the representations and warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser notwithstanding any restrictive or qualified endorsement or assignment. With respect to the Corporate Representations, such survival shall continue for so long as any of the Mortgage Loans remains outstanding.

     SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

     (a) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Breach or Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects (other than omissions solely due to a document not having been returned by the applicable recording office) or (ii) repurchase each affected Mortgage Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller shall certify in writing to the Purchaser (i) that any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the correction or cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, (iv) what actions the Seller is pursuing in connection with the correction or cure thereof, and (v) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed the applicable Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. For purposes of remediating a Material Breach or Material Document Defect with respect to any Mortgage Loan, "Resolution Extension Period" shall mean the 90-day period following the end of the applicable Initial Resolution Period.

     If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

     Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 5(a), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5(a) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller (or, in the case of a Defective Mortgage Loan that is repurchased or replaced by CSFB Mortgage Capital or Union Capital, to CSFB Mortgage Capital or Union Capital, as applicable).

     If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

     It is understood and agreed that the obligations of the Seller set forth in this Section 5(a) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders with respect to such Breach or Document Defect.

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


     The remedies provided for in this Section 5 with respect to any Material Document Defect or Material Breach with respect to any Mortgage Loan shall apply to any REO Property.

     (b) If, with respect to any CSFB Mortgage Capital Mortgage Loan, there exists a breach of any of CSFB Mortgage Capital's representations and warranties for which CSFB Mortgage Capital could be required to repurchase or (at its option, to the extent of its substitution rights and subject to the Seller's right to approve any Replacement Mortgage Loan delivered thereunder) replace such CSFB Mortgage Capital Mortgage Loan, then the Purchaser shall promptly so notify the Seller (and, in any event, shall so notify the Seller concurrently with any notice of such breach to CSFB Mortgage Capital). In addition, if the price at which any CSFB Mortgage Capital Mortgage Loan is required to be repurchased by CSFB Mortgage Capital, or the additional cash amount to be paid together with the delivery of one or more Replacement Mortgage Loans substituted by CSFB Mortgage Capital for any CSFB Mortgage Capital Mortgage Loan, in either case in connection with a breach of CSFB Mortgage Capital's representations and warranties as contemplated above, is less than the applicable Purchase Price or Substitution Shortfall Amount, as the case may be, the Seller shall make-up the difference out of its own funds (payment of such difference to be made in accordance with the reasonable directions of the Purchaser).

     If, with respect to any Union Capital Mortgage Loan, there exists a breach of any of Union Capital's representations and warranties for which Union Capital could be required to repurchase or (at its option, to the extent of its substitution rights and subject to the Seller's right to approve any Replacement Mortgage Loan delivered thereunder) replace such Union Capital Mortgage Loan, then the Purchaser shall promptly so notify the Seller (and, in any event, shall so notify the Seller concurrently with any notice of such breach to Union Capital). In addition, if the price at which any Union Capital Mortgage Loan is required to be repurchased by Union Capital, or the additional cash amount to be paid together with the delivery of one or more Replacement Mortgage Loans substituted by Union Capital for any Union Capital Mortgage Loan, in either case in connection with a breach of Union Capital's representations and warranties as contemplated above, is less than the applicable Purchase Price or Substitution Shortfall Amount, as the case may be, the Seller shall make-up the difference out of its own funds (payment of such difference to be made in accordance with the reasonable directions of the Purchaser).

     (c) It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to Section 5(a) that the Purchaser shall have (i) executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder, (ii) delivered to the Seller the Mortgage File for such Defective Mortgage Loan, (iii) in the case of a CSFB Mortgage Capital Loan, re-assigned to the Seller the rights in respect of such CSFB Mortgage Capital Loan under the CSFB Mortgage Capital Agreement that were assigned to the Purchaser hereunder, and (iv) in the case of a Union Capital Mortgage Loan, re-assigned to the Seller the rights in respect of such Union Capital Mortgage Loan under the Union Capital Agreement that were assigned to the Purchaser hereunder.

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

     SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood, 875 Third Avenue, New York, New York 10022 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of each of the Seller and the Purchaser made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

          (ii) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects to obligations of the Seller hereunder), to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto pursuant to Section 2 of this Agreement;

          (iv) The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

          (vi) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

          (vii) The Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1; and

          (viii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

     Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

     SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

     (i) This Agreement, duly executed by the Purchaser and the Seller;

     (ii) Each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

     (iii) An Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, in his or her individual capacity, and dated the Closing Date, and upon which CSFB Mortgage Securities, CSFB, McDonald, First Union Securities, SSBI and the Rating Agencies (collectively, for purposes of this Section 7, the "Interested Parties") may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Seller authorizing the Seller's entering into the transactions contemplated by this Agreement, and (B) the organizational documents of the Seller;

     (iv) A certificate of good standing with respect to the Seller issued by the Secretary of State of the State of Delaware not earlier than 30 days prior to the Closing Date, and upon which the Interested Parties may rely;

     (v) A Certificate of the Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the Seller on the Seller's behalf and dated the Closing Date, and upon which the Interested Parties may rely;

     (vi) A written opinion of in-house counsel, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3A hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

     (vii) A written opinion of Sidley Austin Brown & Wood, special counsel for the Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3B hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

     (viii) A written opinion of Sidley Austin Brown & Wood, special counsel for the Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3C hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

     (ix) A letter from Sidley Austin Brown & Wood, dated the Closing Date and addressed to the Interested Parties (other than the Rating Agencies), which letter shall be substantially in the form of Exhibit D-3D hereto;

     (x) One or more comfort letters from Arthur Andersen LLP, certified public accountants, dated the date of any preliminary Prospectus Supplement and of the Prospectus Supplement, respectively, and addressed to, and in form and substance acceptable to, CSFB Mortgage Securities, CSFB, McDonald, First Union Securities, SSBI and their respective counsel, stating in effect that, using the assumptions and methodology used by CSFB Mortgage Securities, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement and the Prospectus Supplement, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement and the Prospectus Supplement, respectively, and found each such number and percentage set forth in any preliminary Prospectus

Supplement and the Prospectus Supplement, respectively, to be in agreement with the results of such calculations; and

     (xi) Such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

     SECTION 8. Costs. Whether or not this Agreement is terminated, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of: (i) the Term Sheet for the Joint Conduit Securitizations between Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Prudential Mortgage Capital Company, LLC, Column Financial, Inc. and KeyBank National Association, as supplemented and modified by the Term Sheet for the Joint Securitizations among Column Financial, Inc., Credit Suisse First Boston Corporation and KeyBank National Association for Calendar Year 2001 (together, the "Original Term Sheet"); and (ii) that certain term sheet dated as of May 31, 2001 and entitled CSFB 2001-CK3, Terms Relating to Joint Securitization between Credit Suisse First Boston, KeyBank National Association and First Union National Bank (the "First Union Term Sheet"; and, together with the Original Term Sheet, the "Term Sheet").

     SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Jeffrey Altabef, or such other address as may be designated by the Purchaser to the Seller in writing, or, if to the Seller, addressed to the Seller at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention: Robert Barnes, or such other address as may be designated by the Seller to the Purchaser in writing.

     SECTION 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise adversely affect, the Seller, without the consent of the Seller.

     SECTION 11. Characterization. The parties hereto agree that it is their express intent that the conveyance contemplated by this Agreement be, and be treated for all purposes as, a sale by the Seller of all the Seller's right, title and interest in and to the Mortgage Loans. The parties hereto further agree that it is not their intention that such conveyance be a pledge of the Mortgage Loans by the Seller to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Seller, then: (a) this Agreement shall be deemed to be a security agreement under applicable law; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off Date) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the assignment by CSFB Mortgage Securities to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (d) the possession by the Purchaser of the related Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Georgia Uniform Commercial Code, the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (e) notifications to, and acknowledgments, receipts or confirmations from, persons or entities holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

     SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

     SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

     SECTION 14. Governing Law; Consent to Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of New York, applicable to agreements negotiated, made and to be performed entirely in said state. To the fullest extent permitted under applicable law, the Purchaser and the Seller hereby irrevocably (i) submits to the jurisdiction of any New York State and federal courts sitting in New York City with respect to matters arising out of or relating to this Agreement; (ii) agrees that all claims with respect to such action or proceeding may be heard and determined in such New York State or federal courts; (iii) waives, to the fullest possible extent, the defense of an inconvenient forum; and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, CSFB Mortgage Securities is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their respective successors and permitted assigns.

     SECTION 17. Information. The Seller shall provide the Purchaser with such information about the Seller, the Mortgage Loans and the Seller's underwriting and servicing procedures as is (i) customary in commercial mortgage loan securitization transactions, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a public or private disclosure document.

     SECTION 18. Cross-Collateralized Mortgage Loans. Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 18 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this
Section 18. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

     SECTION 19. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                  COLUMN FINANCIAL, INC.



                                  By:
                                       -----------------------------------------
                                  Name:
                                  Title:



                                  CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP.



                                  By:
                                       -----------------------------------------
                                  Name:
                                  Title:


                                                           EXHIBIT A

                                                    MORTGAGE LOAN SCHEDULE

                                     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-CK3

                                                         JUNE 13, 2001


                                                                                                     MORTGAGE        MORTGAGE
                                                                                         ZIP           LOAN            LOAN
#         PROPERTY NAME (1)            ADDRESS              CITY            STATE        CODE       ORIGINATOR        SELLER
-         -----------------            -------              ----            -----        ----       ----------        ------
1     888 Seventh Avenue         888 Seventh Avenue       New York           NY         10106         CSFBMC          Column


2     Atrium Mall                300 Boylston Street    Chestnut Hill        MA         02467         CSFBMC          Column


3     Almaden Plaza              5353 Almaden             San Jose           CA         95118         CSFBMC          Column
                                 Expressway
4     Alliance GT 5 Loan                                                                                              Column


4a    Ashton Park                1910 Westmead             Houston           TX         77077         Column          Column
4b    Harbour Town               2999 Smith Springs       Nashville          TN         37217         Column          Column
                                 Road

4c    Palm Grove                 5039 Chalet Court          Tampa            FL         33617         Column          Column
4d    Southpoint                 12801 Roydon Drive        Houston           TX         77034         Column          Column
5     Alliance GT 6 Loan                                                                                              Column


5a    Country Walk               408 Foxfire Drive        Columbia           SC         29212         Column          Column
5b    Hunter's Chase             10000 Hammerly            Houston           TX         77080         Column          Column
5c    Oakdale Villas             1103 Corder Road       Warner Robins        GA         31088         Column          Column
5d    The Park                   1601 Longcreek           Columbia           SC         29210         Column          Column
                                 Drive

5e    Twin Rivers                600 Winston              Hopewell           VA         23860         Column          Column
                                 Churchill Drive
5f    Westwinds                  199 Wind Road           Greensboro          NC         27405         Column          Column
6     Rambus, Inc.               4434 - 4444 El           Los Altos          CA         94022         Column          Column
                                 Camino Real


                                                                                ORIG       REM.
                                                          ORIG        REM.     TERM TO    TERM TO     INTEREST
         FEE/          ORIGINAL           CUT-OFF        AMORT.      AMORT.   MATURITY   MATURITY       ONLY        INTEREST
#     LEASEHOLD         BALANCE         BALANCE (3)       TERM        TERM       (4)        (4)       (MONTHS)        RATE
-     ---------         -------         -----------       ----        ----       ---        ---       --------      --------
1     Leasehold     $105,000,000       $105,000,000        N/A        N/A         60         56          60         6.6300%


2        Fee          49,150,000        49,044,686         360        357        120        117           0         6.8900%


3        Fee/         48,300,000        48,113,668         360        354        120        114           0         7.7600%
      Leasehold
4                     42,258,112        42,258,112         354        354        112        112           0         8.5600%


4a       Fee
4b       Fee


4c       Fee
4d       Fee
5                     34,523,645        34,523,645         354        354        112        112           0         8.5100%


5a       Fee
5b       Fee
5c       Fee
5d       Fee


5e       Fee

5f       Fee
6        Fee          29,200,000        29,165,204         360        358        120        118           0         7.7800%


       INTEREST                                                                                                     SERVICING
      CALCULATION                        FIRST                                                         LOCKOUT         AND
       (30/360/         MONTHLY         PAYMENT                     DEFEASANCE      DEFEASANCE       EXPIRATION      TRUSTEE
#     ACTUAL/360)       PAYMENT          DATE          ARD (5)     (YES/NO) (6)      PROVISION          DATE           FEES
-     -----------       -------          ----          -------     ------------     ------------     ----------      --------
1     Actual/360       $588,182        3/11/2001      2/11/2006         Yes          Lock/28_        11/11/2005      0.0519%
                                                                                    Def/29_0%/3

2     Actual/360        323,373        4/11/2001      3/11/2011         Yes          Lock/27_        11/11/2010      0.0519%
                                                                                    Def/89_0%/4

3     Actual/360        346,361        1/11/2001                        Yes          Lock/30_         8/11/2010      0.0519%
                                                                                    Def/86_0%/4
4     Actual/360        327,995        7/1/2001                         Yes          Lock/26_         4/1/2010       0.0519%
                                                                                    Def/82_0%/6

4a
4b


4c
4d
5     Actual/360        266,729        7/1/2001                         Yes          Lock/26_         4/1/2010       0.0519%
                                                                                    Def/82_0%/6

5a
5b
5c
5d


5e

5f
6     Actual/360        209,798        5/11/2001                        Yes          Lock/26_        10/11/2010      0.0519%
                                                                                    Def/88_0%/6



                                                                                                     MORTGAGE        MORTGAGE
                                                                                         ZIP           LOAN            LOAN
#         PROPERTY NAME (1)            ADDRESS              CITY            STATE        CODE       ORIGINATOR        SELLER
-         -----------------            -------              ----            -----        ----       ----------        ------
7     Foothill Village Shopping  1400 South            Salt Lake City        UT         84108         CSFBMC          Column
      Center                     Foothill Drive
8     Silverthorne Factory       I-70 and Highway 9     Silverthorne         CO         80498         Column          Column
      Outlet Stores
9     Plaza Antonio              22351-22461            Rancho Santa         CA         92688         Column          Column
                                 Antonio Parkway          Margarita
10    Holiday Inn - Newton       399 Grove Street          Newton            MA         02462         Column          Column


11    Peninsula Marketplace      19021-19125          Huntington Beach       CA         92648         Column          Column
                                 Goldenwest Street
12    Best Western La Playa      2500 North             Daytona Beach        FL         32118         Column          Column
                                 Atlantic Avenue
13    Kennestone Physicians      55 Whitcher Street       Marietta           GA         30060         Column          Column
      Center
14    Citrus Center              2200-2290 Oak          Walnut Creek         CA         94598         CSFBMC          Column
                                 Grove Road
15    Clover Point Village       968-25 Marcus Drive    Newport News         VA         23602      Union Capital      Column


16    Beverly West Square        9015 Beverly          West Hollywood        CA         90069         CSFBMC          Column
                                 Boulevard
17    Oak Park Shopping Center   602-688 Lindero          Oak Park           CA         91377         Column          Column
                                 Canyon Road
18    222 Bloomingdale Road      222 Bloomingdale       White Plains         NY         10605         CSFBMC          Column
                                 Road
19    Pirates Landing Apartments 2727 Nasa Road 1         Seabrook           TX         77586         Column          Column


20    Greenbriar Park Apartments 818 Richcrest Drive       Houston           TX         77060         Column          Column


21    Colorado Place Apartments  2242 Rockcrest            Dallas            TX         75211         Column          Column
                                 Drive
22    Del Mar Office Park        7301 & 7301A West       Boca Raton          FL         33433         Column          Column
                                 Palmetto Park Road
23    Northampton Village I      103-A Kathann Drive       Hampton           VA         23605      Union Capital      Column


24    The Overlook Apartments    839 Scaleybark Road      Charlotte          NC         28209         Column          Column


25    Whisperwood Apartments     648 Whisper Trail         Austell           GA         30168         Column          Column


26    Fair Oaks Office Building  625 Fair Oaks         South Pasadena        CA         91030         Column          Column
                                 Avenue

27    Covington Plaza Shopping   731-751 East Union        Phoenix           AZ         85022         Column          Column
      Center                     Hills Drive

                                                                                  ORIG       REM.
                                                            ORIG        REM.     TERM TO    TERM TO     INTEREST
           FEE/          ORIGINAL           CUT-OFF        AMORT.      AMORT.   MATURITY   MATURITY       ONLY        INTEREST
#       LEASEHOLD         BALANCE         BALANCE (3)       TERM        TERM       (4)        (4)       (MONTHS)        RATE
-       ---------         -------         -----------       ----        ----       ---        ---       --------      --------
7          Fee          25,200,000        25,119,903         360        355        120        115           0         8.0000%

8     Fee/Leasehold     23,200,000        23,152,226         300        298        120        118           0         7.5500%

9          Fee          22,800,000        22,768,908         360        358        120        118           0         7.2500%

10         Fee          17,000,000        16,986,471         300        299        120        119           0         8.1700%


11         Fee          16,150,000        16,102,932         360        356        120        116           0         7.6500%

12         Fee          16,000,000        16,000,000         300        300        120        120           0         8.4700%

13    Fee/Leasehold     15,100,000        15,080,166         360        358        120        118           0         7.4000%

14         Fee          13,050,000        13,027,205         360        357        120        117           0         7.6500%

15         Fee          12,000,000        11,984,039         360        358        120        118           0         7.3500%


16         Fee          12,000,000        11,962,199         360        355        120        115           0         8.0400%

17         Fee          11,400,000        11,385,877         360        358        120        118           0         7.6300%

18      Leasehold       11,100,000        11,088,497         360        358        114        112           0         8.3000%

19         Fee          11,100,000        11,083,945         360        358        120        118           0         7.0100%


20         Fee          10,300,000        10,294,520         360        359        120        119           0         7.5100%


21         Fee           9,600,000         9,569,717         360        356        120        116           0         7.2500%

22         Fee           9,315,000         9,303,070         360        358        120        118           0         7.5000%

23         Fee           8,500,000         8,488,694         360        358        120        118           0         7.3500%


24         Fee           8,400,000         8,400,000         360        360        120        119          24         7.3100%


25         Fee           8,360,000         8,348,429         360        358        120        118           0         7.1900%


26         Fee           8,300,000         8,285,705         360        357        120        117           0         7.7000%


27         Fee           8,000,000         7,985,709         360        357        120        117           0         7.5700%






            INTEREST                                                                                                     SERVICING
           CALCULATION                        FIRST                                                         LOCKOUT         AND
            (30/360/         MONTHLY         PAYMENT                     DEFEASANCE      DEFEASANCE       EXPIRATION      TRUSTEE
#          ACTUAL/360)       PAYMENT          DATE          ARD (5)     (YES/NO) (6)      PROVISION          DATE           FEES
-          -----------       -------          ----          -------     ------------     ------------     ----------      --------
7          Actual/360        184,909        2/11/2001      1/11/2011         Yes          Lock/29_         9/11/2010      0.0519%
                                                                                         Def/87_0%/4
8          Actual/360        172,201        5/11/2001                        Yes          Lock/26_          1/11/11       0.0519%
                                                                                         Def/91_0%/3
9          Actual/360        155,536        5/11/2001                        Yes          Lock/26_        10/11/2010      0.0519%
                                                                                         Def/88_0%/6
10         Actual/360        133,129        6/11/2001      5/11/2011         Yes          Lock/25_         10/11/10       0.0519%
                                                                                         Def/88_0%/7

11         Actual/360        114,587        3/11/2001                        Yes          Lock/28_         8/11/2010      0.0519%
                                                                                         Def/86_0%/6
12         Actual/360        128,513        7/11/2001                        Yes          Lock/24_         3/11/2011      0.0519%
                                                                                         Def/93_0%/3
13         Actual/360        104,549        5/11/2001                        No              N/A           4/11/2006      0.0519%

14         Actual/360        92,592         4/11/2001      3/11/2011         Yes          Lock/27_        11/11/2010      0.0519%
                                                                                         Def/89_0%/4
15         Actual/360        82,677         5/11/2001                        Yes          Lock/26_        10/11/2010      0.0519%
                                                                                         Def/88_0%/6

16         Actual/360        88,387         2/11/2001      1/11/2011         Yes          Lock/29_        10/11/2010      0.0519%
                                                                                         Def/88_0%/3
17         Actual/360        80,728         5/11/2001                        Yes          Lock/26_         1/11/2011      0.0519%
                                                                                         Def/91_0%/3
18         Actual/360        83,781         5/11/2001     10/11/2010         Yes          Lock/26_         6/11/2010      0.0519%
                                                                                         Def/84_0%/4
19         Actual/360        73,923         5/11/2001                        Yes          Lock/26_         1/11/2011      0.0519%
                                                                                         Def/91_0%/3

20         Actual/360        72,090         6/11/2001                        Yes          Lock/25_         2/11/2011      0.0519%
                                                                                         Def/92_0%/3

21         Actual/360        65,489         3/11/2001                        Yes          Lock/28_         8/11/2010      0.0519%
                                                                                         Def/86_0%/6
22         Actual/360        65,132         5/11/2001                        Yes          Lock/26_        10/11/2010      0.1319%
                                                                                         Def/88_0%/6
23         Actual/360        58,563         5/11/2001                        Yes          Lock/26_        10/11/2010      0.0519%
                                                                                         Def/88_0%/6

24         Actual/360        57,645         6/11/2001                        Yes          Lock/25_         2/11/2011      0.0819%
                                                                                         Def/92_0%/3

25         Actual/360        56,690         5/11/2001                        Yes          Lock/26_         1/11/2011      0.0519%
                                                                                         Def/91_0%/3

26         Actual/360        59,176         4/11/2001                        Yes          Lock/27_         9/11/2010      0.0519%
                                                                                         Def/87_0%/6

27         Actual/360        56,321         4/11/2001                        Yes          Lock/27_         9/11/2010      0.1019%
                                                                                         Def/87_0%/6



                                                                                                     MORTGAGE        MORTGAGE
                                                                                         ZIP           LOAN            LOAN
#         PROPERTY NAME (1)            ADDRESS              CITY            STATE        CODE       ORIGINATOR        SELLER
-         -----------------            -------              ----            -----        ----       ----------        ------
28    Chapel Ridge               905-937 NE Woods       Lee's Summit         MO         64064         Column          Column
                                 Chapel Road
29    Baptist North Physicians   1400 Baptist              Cumming           GA         30041         Column          Column
      Center                     Medical Center
                                 Drive

30    Superior Plaza             100 Superior Plaza       Superior           CO         80027         Column          Column
                                 Way
31    Squire Apartments -        4037 Lamplighter         Richmond           VA         23234      Union Capital      Column
      Richmond                   Drive
32    TURFWAY CORPORATE CENTER   71, 73 & 75              Florence           KY         41018         Column          Column
      (2)                        Cavalier Boulevard
33    MEIJER DRIVE INDUSTRIAL    5989 & 5991 Meijer        Milford           OH         45150         Column          Column
      CENTER (2)                 Drive
34    Mesa Mobile Home Park      2011 Troy King Road     Farmington          NM         87401      Union Capital      Column


35    Cartersville Physicians    970 Joe Frank          Cartersville         GA         30120         Column          Column
      Center                     Harris Parkway
36    316 Business Center        1000 Hurricane         Lawrenceville        GA         30043         Column          Column
                                 Shoals Road
37    River Valley Shopping      507-577 Dundee          East Dundee         IL         60118         Column          Column
      Center                     Avenue
38    Holiday Inn  - Barstow     1511 East Main            Barstow           CA         92311         CSFBMC          Column
                                 Street
39    South Slope Apartments     5950 Westower Court      Richmond           VA         23225      Union Capital      Column


40    Novato Office Building     7655 & 7665               Novato            CA         94945         Column          Column
                                 Redwood Boulevard
41    Alamo Garden Apartments    1501 Alamo Drive         Vacaville          CA         95687         Column          Column


42    1300 Bristol Office        1300 Bristol           Newport Beach        CA         92660         Column          Column
      Building                   Street North
43    51st & Olive Square        5108-5166 West           Glendale           AZ         85302         Column          Column
      Shopping Center            Olive Avenue
44    River Gardens Apartments   4009 North Howard          Tampa            FL         33607         Column          Column
                                 Avenue
45    Libbey Industrial Park     320-370 Libbey           Weymouth           MA         02189         Column          Column
                                 Industrial Parkway
46    Valmont Office Building    5480 Valmont Road         Boulder           CO         80301         Column          Column


47    Best Western Mission       10621 Sepulveda        Mission Hills        CA         91345         CSFBMC          Column
      Hills Inn                  Boulevard


                                                                                  ORIG       REM.
                                                            ORIG        REM.     TERM TO    TERM TO     INTEREST
           FEE/          ORIGINAL           CUT-OFF        AMORT.      AMORT.   MATURITY   MATURITY       ONLY        INTEREST
#       LEASEHOLD         BALANCE         BALANCE (3)       TERM        TERM       (4)        (4)       (MONTHS)        RATE
-       ---------         -------         -----------       ----        ----       ---        ---       --------      --------
28         Fee           7,165,000         7,155,229         360        358        120        118           0         7.2500%

29      Leasehold        7,000,000         6,990,805         360        358        120        118           0         7.4000%



30         Fee           6,900,000         6,875,826         360        354        120        114           0         8.1600%

31         Fee           6,700,000         6,691,088         360        358        120        118           0         7.3500%

32         Fee           5,503,563         5,503,563         346        346        106        106         #N/A        8.6300%

33         Fee           1,000,000          992,856          360        346        120        106         #N/A        8.6300%

34         Fee           6,200,000         6,180,442         360        356        120        116           0         7.2500%


35         Fee           6,000,000         5,992,119         360        358        120        118           0         7.4000%

36         Fee           5,900,000         5,882,285         360        356        120        116           0         7.5000%

37         Fee           5,775,000         5,764,997         360        357        120        117           0         7.6800%

38      Leasehold        5,600,000         5,564,151         300        292        120        112           0         9.1200%

39         Fee           5,350,000         5,342,884         360        358        120        118           0         7.3500%


40         Fee           5,250,000         5,241,060         360        357        120        117           0         7.7400%

41         Fee           5,000,000         4,993,726         360        358        120        118           0         7.5800%


42         Fee           4,800,000         4,793,852         360        358        120        118           0         7.5000%

43         Fee           4,750,000         4,735,338         360        356        120        116           0         7.3600%

44         Fee           4,500,000         4,493,863         360        358        120        118           0         7.2500%

45         Fee           4,500,000         4,492,117         360        357        120        117           0         7.6400%

46         Fee           4,500,000         4,487,066         360        356        120        116           0         7.7200%


47         Fee           4,350,000         4,323,799         300        293        120        113           0         8.8700%












          INTEREST                                                                                                     SERVICING
         CALCULATION                        FIRST                                                         LOCKOUT         AND
          (30/360/         MONTHLY         PAYMENT                     DEFEASANCE      DEFEASANCE       EXPIRATION      TRUSTEE
#        ACTUAL/360)       PAYMENT          DATE          ARD (5)     (YES/NO) (6)      PROVISION          DATE           FEES
-        -----------       -------          ----          -------     ------------     ------------     ----------      --------
28       Actual/360        48,878         5/11/2001                        Yes          Lock/26_         1/11/2011      0.0519%
                                                                                       Def/91_0%/3
29       Actual/360        48,467         5/11/2001                        No              N/A           4/11/2006      0.0519%



30       Actual/360        51,401         1/1/2001                         Yes          Lock/30_         6/1/2010       0.0519%
                                                                                       Def/84_0%/6
31       Actual/360        46,161         5/11/2001                        Yes          Lock/26_        10/11/2010      0.0519%
                                                                                       Def/88_0%/6
32       Actual/360        43,200         7/1/2001                         Yes          Lock/26_         10/1/2009      0.0819%
                                                                                       Def/91_0%/3
33       Actual/360         7,781         5/1/2000                         Yes          Lock/28_         10/1/2009      0.0819%
                                                                                       Def/86_0%/6
34       Actual/360        42,295         3/11/2001                        Yes          Lock/28_         8/11/2010      0.0519%
                                                                                       Def/86_0%/6

35       Actual/360        41,543         5/11/2001                        No              N/A           4/11/2006      0.0519%

36       Actual/360        41,254         3/11/2001                        Yes          Lock/28_         8/11/2010      0.0519%
                                                                                       Def/86_0%/6
37       Actual/360        41,094         4/11/2001                        Yes          Lock/27_         9/11/2010      0.0519%
                                                                                       Def/87_0%/6
38       Actual/360        47,456        11/11/2000      10/11/2010        Yes          Lock/32_         3/11/2010      0.0519%
                                                                                       Def/81_0%/7
39       Actual/360        36,860         5/11/2001                        Yes          Lock/26_        10/11/2010      0.0519%
                                                                                       Def/88_0%/6

40       Actual/360        37,575         4/11/2001                        Yes          Lock/27_         9/11/2010      0.0519%
                                                                                       Def/87_0%/6
41       Actual/360        35,235         5/11/2001                        Yes          Lock/26_        10/11/2010      0.0519%
                                                                                       Def/88_0%/6

42       Actual/360        33,562         5/11/2001                        Yes          Lock/26_        10/11/2010      0.0519%
                                                                                       Def/88_0%/6
43       Actual/360        32,759         3/11/2001                        Yes          Lock/40_         8/11/2010      0.0519%
                                                                                       Def/74_0%/6
44       Actual/360        30,698         5/11/2001                        Yes          Lock/26_         1/11/2011      0.0519%
                                                                                       Def/91_0%/3
45       Actual/360        31,897         4/11/2001                        Yes          Lock/27_         9/11/2010      0.0519%
                                                                                       Def/87_0%/6
46       Actual/360        32,145         3/11/2001                        Yes          Lock/28_         8/11/2010      0.0519%
                                                                                       Def/86_0%/6

47       Actual/360        36,119        12/11/2000      11/11/2010        Yes          Lock/31_         7/11/2010      0.0519%
                                                                                       Def/85_0%/4



                                                                                                     MORTGAGE        MORTGAGE
                                                                                         ZIP           LOAN            LOAN
#         PROPERTY NAME (1)            ADDRESS              CITY            STATE        CODE       ORIGINATOR        SELLER
-         -----------------            -------              ----            -----        ----       ----------        ------
48    Mission Plaza              19059 Valley            Bloomington         CA         92316         Column          Column
                                 Boulevard
49    The Kmart Center - Newark  5333-5475 Thornton        Newark            CA         94560         Column          Column
                                 Avenue and
                                 36700-36800 Cedar
                                 Boulevard
50    600 Hampshire Building     600 Hampshire Road   Westlake Village       CA         91361         Column          Column


51    North Village              3802 Ehrlich Road          Tampa            FL         33624         Column          Column
      Professional Center
52    Tri Cities Plaza Shopping  3152 East Main          East Point          GA         30344         Column          Column
      Center                     Street
53    Adams Plaza                811 Adams Avenue       Philadelphia         PA         19124         Column          Column


54    7135 South Highland        7135 South            Salt Lake City        UT         84121         Column          Column
                                 Highland Drive
55    No. 1597 Washington Street 1597 Washington           Boston            MA         02118         Column          Column
                                 Street
56    Walgreens - Joliet         358 Cass Avenue           Joliet            IL         60432         Column          Column


57    Four Seasons Apartments    747 Highland Drive        Medford           OR         97504      Union Capital      Column


58    Mesquite Plaza Shopping    1100 North              Brownsville         TX         78521         Column          Column
      Center                     Expressway 77/83
59    Normandy Village           7878 LaSalle Avenue     Baton Rouge         LA         70806         Column          Column
      Apartments
60    Royal Terrace Apartments   306 Martha Street         Euless            TX         76040         Column          Column


61    10055 Miller Avenue        10055 Miller Avenue      Cupertino          CA         95014         Column          Column
      Office Building
62    Marlene Court Apartments   350 South Main           Wauconda           IL         60084         Column          Column
                                 Street & 100-300
                                 Marlene Court
63    2600 Beltline              2600 Beltline             Reading           PA         19605         Column          Column
                                 Avenue
64    Northacre Mobile Home Park 4500 South State       Indianapolis         IN         46227         Column          Column
                                 Street
65    Cascade Village            3197 North Highway         Bend             OR         97701         Column          Column
                                 97
66    Burlington/Kroger Outlet   1795-1799 Patrick        Florence           KY         41042         Column          Column
                                 Drive
67    991-995 Post Road East     991-995 Post Road        Westport           CT         06880         Column          Column
                                 East



                                                                                  ORIG       REM.
                                                            ORIG        REM.     TERM TO    TERM TO     INTEREST
           FEE/          ORIGINAL           CUT-OFF        AMORT.      AMORT.   MATURITY   MATURITY       ONLY        INTEREST
#       LEASEHOLD         BALANCE         BALANCE (3)       TERM        TERM       (4)        (4)       (MONTHS)        RATE
-       ---------         -------         -----------       ----        ----       ---        ---       --------      --------
48         Fee           4,237,500         4,229,972         360        357        120        117           0         7.5900%

49         Fee           4,100,000         4,093,449         360        357        120        117           0         7.9600%



50         Fee           3,460,000         3,453,470         360        357        120        117           0         7.3700%


51         Fee           2,550,000         2,547,094         360        358        120        118           0         7.9500%

52         Fee           2,500,000         2,495,280         300        298        120        118           0         8.0000%

53         Fee           2,500,000         2,479,581         240        235        120        115           0         8.2000%


54         Fee           2,300,000         2,291,889         360        355        120        115           0         7.5300%

55         Fee           2,250,000         2,232,807         240        236        120        116           0         7.1200%

56         Fee           2,200,000         2,193,575         360        356        120        116           0         7.6400%


57         Fee           2,150,000         2,148,803         360        359        120        119           0         7.3700%


58         Fee           1,840,000         1,830,861         300        295        120        115           0         8.1600%

59         Fee           1,830,000         1,819,793         180        178        180        178           0         8.0000%

60         Fee           1,800,000         1,797,844         360        358        120        118           0         7.7600%


61         Fee           1,750,000         1,744,746         360        356        120        116           0         7.5000%

62         Fee           1,600,000         1,597,360         360        357         60         57           0         7.8500%


63         Fee           1,560,000         1,557,174         360        357        120        117           0         7.5200%

64         Fee           1,550,000         1,545,073         360        355        120        115           0         8.0000%

65      Leasehold        1,550,000         1,544,629         360        355        120        115           0         7.6100%

66         Fee           1,425,000         1,420,571         360        355        120        115           0         8.1000%

67         Fee           1,362,000         1,357,671         360        355        120        115           0         8.0000%








          INTEREST                                                                                                     SERVICING
         CALCULATION                        FIRST                                                         LOCKOUT         AND
          (30/360/         MONTHLY         PAYMENT                     DEFEASANCE      DEFEASANCE       EXPIRATION      TRUSTEE
#        ACTUAL/360)       PAYMENT          DATE          ARD (5)     (YES/NO) (6)      PROVISION          DATE           FEES
-        -----------       -------          ----          -------     ------------     ------------     ----------      --------
48       Actual/360        29,891         4/11/2001                        Yes          Lock/27_         9/11/2010      0.0519%
                                                                                       Def/87_0%/6
49       Actual/360        29,970         4/11/2001                        Yes          Lock/27_         9/11/2010      0.0519%
                                                                                       Def/87_0%/6


50       Actual/360        23,886         4/11/2001                        Yes          Lock/27_         9/11/2010      0.0519%
                                                                                       Def/87_0%/6

51       Actual/360        18,622         5/11/2001                        Yes          Lock/26_        10/11/2010      0.0519%
                                                                                       Def/88_0%/6
52       Actual/360        19,295         5/11/2001                        Yes          Lock/26_         1/11/2011      0.0519%
                                                                                       Def/91_0%/3
53       Actual/360        21,223         2/11/2001                        Yes          Lock/29_         7/11/2010      0.0519%
                                                                                       Def/85_0%/6

54       Actual/360        16,129         2/11/2001                        Yes          Lock/29_         7/11/2010      0.0519%
                                                                                       Def/85_0%/6
55       Actual/360        17,607         3/11/2001                        Yes          Lock/28_         8/11/2010      0.0519%
                                                                                       Def/86_0%/6
56       Actual/360        15,594         3/11/2001                        Yes          Lock/28_         8/11/2010      0.0519%
                                                                                       Def/86_0%/6

57       Actual/360        14,842         6/11/2001                        Yes          Lock/25_         2/11/2011      0.0519%
                                                                                       Def/92_0%/3

58       Actual/360        14,397         2/11/2001                        Yes          Lock/29_         7/11/2010      0.0519%
                                                                                       Def/85_0%/6
59       Actual/360        17,488         5/11/2001                        Yes          Lock/26_        10/11/2015      0.0519%
                                                                                      Def/148_0%/6
60       Actual/360        12,908         5/11/2001                        Yes          Lock/26_        10/11/2010      0.0519%
                                                                                       Def/88_0%/6

61       Actual/360        12,236         3/11/2001                        Yes          Lock/28_         8/11/2010      0.0519%
                                                                                       Def/86_0%/6
62       Actual/360        11,573         4/11/2001                        Yes          Lock/27_         9/11/2005      0.0519%
                                                                                       Def/27_0%/6

63       Actual/360        10,929         4/11/2001      3/11/2011         Yes          Lock/27_        11/11/2010      0.0519%
                                                                                       Def/89_0%/4
64       Actual/360        11,373         2/11/2001                        Yes          Lock/29_         7/11/2010      0.0519%
                                                                                       Def/85_0%/6
65       Actual/360        10,955         2/11/2001                        Yes          Lock/29_         7/11/2010      0.0519%
                                                                                       Def/85_0%/6
66       Actual/360        10,556         2/11/2001                        Yes          Lock/29_         7/11/2010      0.0519%
                                                                                       Def/85_0%/6
67       Actual/360         9,994         2/11/2001                        Yes          Lock/29_         7/11/2010      0.0519%
                                                                                       Def/85_0%/6




                                                                                                     MORTGAGE        MORTGAGE
                                                                                         ZIP           LOAN            LOAN
#         PROPERTY NAME (1)            ADDRESS              CITY            STATE        CODE       ORIGINATOR        SELLER
-         -----------------            -------              ----            -----        ----       ----------        ------
68    Chelsea Court Apartments   2308 Milan Road          Sandusky           OH         44870         Column          Column


69    Fairwood Apartments        3700 Inwood Road          Dallas            TX         75209         Column          Column


70    Meadows Shopping Village   5041 Ringwood            Sarasota           FL         34235         Column          Column
                                 Meadows
71    19 West 73rd Street        19 West 73rd Street      New York           NY         10023         Column          Column
72    Holiday Acres              2701 Leary Lane          Victoria           TX         77901      Union Capital      Column


73    Lake Forest Plaza          9900 Lake Forest        New Orleans         LA         70127         Column          Column
                                 Boulevard
74    Alba Village Apartments    11115-11119 Lake         Cleveland          OH         44102         Column          Column
                                 Avenue
75    Valley Terrace Apartments  1001 North Valley          Waco             TX         76710         Column          Column
                                 Mills Road
76    Pond View Mobile Home Park 621 North Walnut        Greenville          MI         48838         Column          Column
                                 Street
77    Country Club Square        1000 South                Aurora            IL         60506         Column          Column
                                 Edgelawn Drive
78    EL CID Apartments          4033 & 4040             Baton Rouge         LA         70808         Column          Column
                                 Burbank Drive and
                                 446 & 448 West
                                 Parker Boulevard
79    MacArthur Apartments       119 South                 Irving            TX         75060         Column          Column
                                 MacArthur Boulevard
80    Croley Court Apartments    120 Croley Court         Nashville          TN         37209         Column          Column


81    Shaw Brawley Plaza         3757-3769 West            Fresno            CA         93711         Column          Column
      Shopping Center            Shaw Avenue
82    Concord Square Apartments  114 Concord Square     Lawrenceburg         IN         47025         Column          Column


83    Stratford Gardens          2354-2358 South        Winston Salem        NC         27103         Column          Column
                                 Stratford Road
84    Tilley Townhomes           14901-14963 Tilley        Houston           TX         77084         Column          Column
                                 Street
85    Northridge Plaza Shopping  5600 Auburn Street      Bakersfield         CA         93306         Column          Column
      Center
86    Woodfield Village          6020-6110                Kalamazoo          MI         49009         Column          Column
      Apartments                 Briarcliff
87    Shaw Gates Business Park   4704-4720 West            Fresno            CA         93722         Column          Column
                                 Jennifer Avenue


                                                                                    ORIG       REM.
                                                              ORIG        REM.     TERM TO    TERM TO     INTEREST
             FEE/          ORIGINAL           CUT-OFF        AMORT.      AMORT.   MATURITY   MATURITY       ONLY        INTEREST
#         LEASEHOLD         BALANCE         BALANCE (3)       TERM        TERM       (4)        (4)       (MONTHS)        RATE
-         ---------         -------         -----------       ----        ----       ---        ---       --------      --------
68           Fee           1,360,000         1,356,092         300        297        120        117           0         7.7500%


69           Fee           1,300,000         1,297,297         300        298        120        118           0         7.5000%


70           Fee           1,300,000         1,293,918         300        295        120        115           0         8.5000%

71           Fee           1,280,000         1,278,131         360        358        120        118           0         6.9700%
72           Fee           1,260,000         1,257,891         360        357         60         57           0         7.8000%


73           Fee           1,250,000         1,243,888         300        295        120        115           0         8.2500%

74           Fee           1,200,000         1,198,323         360        358        120        118           0         7.1500%

75           Fee           1,200,000         1,198,323         360        358        120        118           0         7.1500%

76           Fee           1,200,000         1,196,143         360        355        120        115           0         7.9500%

77           Fee           1,163,000         1,159,506         360        355        120        115           0         8.2500%

78           Fee           1,120,000         1,113,753         180        178        180        178           0         8.0000%



79           Fee           1,080,000         1,076,929         300        297        120        117           0         7.8000%

80           Fee           1,050,000         1,048,655         360        358        120        118           0         7.5000%


81           Fee           1,050,000         1,047,021         360        355        120        115           0         8.5000%

82           Fee           1,020,000         1,017,069         300        297        120        117           0         7.7500%


83           Fee           1,011,000         1,009,786         360        358        120        118           0         7.7500%

84           Fee            960,000           958,484          360        357        120        117           0         8.0000%

85           Fee            850,000           847,912          360        356        120        116           0         8.5000%

86           Fee            845,000           843,650          360        357        120        117           0         7.9600%

87           Fee            800,000           796,730          300        296        120        116           0         8.2500%











         INTEREST                                                                                                     SERVICING
        CALCULATION                        FIRST                                                         LOCKOUT         AND
         (30/360/         MONTHLY         PAYMENT                     DEFEASANCE      DEFEASANCE       EXPIRATION      TRUSTEE
#       ACTUAL/360)       PAYMENT          DATE          ARD (5)     (YES/NO) (6)      PROVISION          DATE           FEES
-       -----------       -------          ----          -------     ------------     ------------     ----------      --------
68      Actual/360        10,272         4/11/2001                        Yes          Lock/27_         9/11/2010      0.0519%
                                                                                      Def/87_0%/6

69      Actual/360         9,607         5/11/2001                        Yes          Lock/26_        10/11/2010      0.0519%
                                                                                      Def/88_0%/6

70      Actual/360        10,468         2/11/2001                        Yes          Lock/29_         7/11/2010      0.0519%
                                                                                      Def/85_0%/6
71      Actual/360         8,490         5/11/2001                        No              N/A           5/11/2005      0.0519%
72      Actual/360         9,070         4/11/2001                        Yes          Lock/27_         9/11/2005      0.0519%
                                                                                      Def/27_0%/6

73      Actual/360         9,856         2/11/2001                        Yes          Lock/29_         7/11/2010      0.0519%
                                                                                      Def/85_0%/6
74      Actual/360         8,105         5/11/2001                        Yes          Lock/26_        10/11/2010      0.0519%
                                                                                      Def/88_0%/6
75      Actual/360         8,105         5/11/2001                        Yes          Lock/26_         1/11/2011      0.0519%
                                                                                      Def/91_0%/3
76      Actual/360         8,763         2/11/2001                        Yes          Lock/29_         7/11/2010      0.0519%
                                                                                      Def/85_0%/6
77      Actual/360         8,737         2/11/2001                        Yes          Lock/29_         7/11/2010      0.0519%
                                                                                      Def/85_0%/6
78      Actual/360        10,703         5/11/2001                        Yes          Lock/26_        10/11/2015      0.0519%
                                                                                     Def/148_0%/6


79      Actual/360         8,193         4/11/2001                        Yes          Lock/27_         9/11/2010      0.0519%
                                                                                      Def/87_0%/6
80      Actual/360         7,342         5/11/2001                        Yes          Lock/26_        10/11/2010      0.0519%
                                                                                      Def/88_0%/6

81      Actual/360         8,074         2/11/2001                        Yes          Lock/29_         7/11/2010      0.0519%
                                                                                      Def/85_0%/6
82      Actual/360         7,704         4/11/2001                        Yes          Lock/27_         9/11/2010      0.0519%
                                                                                      Def/87_0%/6

83      Actual/360         7,243         5/11/2001                        Yes          Lock/26_        10/11/2010      0.0519%
                                                                                      Def/88_0%/6
84      Actual/360         7,044         4/11/2001                        Yes          Lock/27_         9/11/2010      0.0519%
                                                                                      Def/87_0%/6
85      Actual/360         6,536         3/11/2001                        Yes          Lock/28_         8/11/2010      0.0519%
                                                                                      Def/86_0%/6
86      Actual/360         6,177         4/11/2001                        Yes          Lock/27_         9/11/2010      0.0519%
                                                                                      Def/87_0%/6
87      Actual/360         6,308         3/11/2001                        Yes          Lock/28_         8/11/2010      0.0519%
                                                                                      Def/86_0%/6



                                                                                                     MORTGAGE        MORTGAGE
                                                                                         ZIP           LOAN            LOAN
#         PROPERTY NAME (1)            ADDRESS              CITY            STATE        CODE       ORIGINATOR        SELLER
-         -----------------            -------              ----            -----        ----       ----------        ------
88    4415-4435 Mint Way         4415-4435 Mint Way        Dallas            TX         75236         Column          Column


89    Greenhill Apartments       403 East Small         Grand Prairie        TX         75050         Column          Column
                                 Hill Street
90    Garpat Apartments          5100 West Flagler          Miami            FL         33134         Column          Column
                                 Street
91    Pine Street Apartments     5531 Pine Street          Houston           TX         77081         Column          Column


TOTAL/WEIGHTED AVERAGE:



                                                                                ORIG       REM.
                                                          ORIG        REM.     TERM TO    TERM TO     INTEREST
         FEE/          ORIGINAL           CUT-OFF        AMORT.      AMORT.   MATURITY   MATURITY       ONLY        INTEREST
#     LEASEHOLD         BALANCE         BALANCE (3)       TERM        TERM       (4)        (4)       (MONTHS)        RATE
-     ---------         -------         -----------       ----        ----       ---        ---       --------      --------
88       Fee            770,000           766,235          300        295        120        115           0         8.2500%


89       Fee            750,000           749,102          360        358        120        118           0         7.7600%

90       Fee            550,000           547,009          180        178        180        178           0         8.2600%

91       Fee            500,000           499,227          360        357        120        117           0         8.0700%


                   $761,433,820      $760,203,311
                   ============      ============



        INTEREST                                                                                                     SERVICING
       CALCULATION                        FIRST                                                         LOCKOUT         AND
        (30/360/         MONTHLY         PAYMENT                     DEFEASANCE      DEFEASANCE       EXPIRATION      TRUSTEE
#      ACTUAL/360)       PAYMENT          DATE          ARD (5)     (YES/NO) (6)      PROVISION          DATE           FEES
-      -----------       -------          ----          -------     ------------     ------------     ----------      --------
88     Actual/360         6,071         2/11/2001                        Yes          Lock/29_         7/11/2010      0.0519%
                                                                                     Def/85_0%/6

89     Actual/360         5,378         5/11/2001                        Yes          Lock/26_        10/11/2010      0.0519%
                                                                                     Def/88_0%/6
90     Actual/360         5,339         5/11/2001                        Yes          Lock/26_        10/11/2015      0.0519%
                                                                                    Def/148_0%/6
91     Actual/360         3,693         4/11/2001                        Yes          Lock/27_         9/11/2010      0.0519%
                                                                                     Def/87_0%/6


(1) Unless otherwise indicated, none of the mortgage loans are cross-collateralized with other mortgage loans.

(2) The Underlying Mortgage Loans secured by Meijer Drive Industrial Center and Turfway Corporate Center are cross-collateralized and cross- Defaulted, respectively.

(3)  Assumes a Cut-off Date of June 2001.

(4) In the case of the ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the indicated column.

(5)  Anticipated Repayment Date.

(6)  "Yes" means that Defeasance is permitted notwithstanding the Lockout
     Period.

                                   EXHIBIT B-1

            REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE SELLER

     The Seller hereby represents and warrants that, as of the Closing Date:

     (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (b) The execution and delivery by the Seller of this Agreement, the execution (including, without limitation, by facsimile or machine signature) and delivery of any and all documents contemplated by this Agreement, including, without limitation, endorsements of Mortgage Notes, and the performance and compliance by the Seller with the terms of this Agreement will not: (i) violate the Seller's organizational documents; or (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Seller is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

     (c) The Seller has full power and authority to enter into and perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

     (d) The Seller has the full right, power and authority to sell, assign, transfer, set over and convey the Mortgage Loans (and, in the event that the related transaction is deemed to constitute a loan secured by all or part of the Mortgage Loans, to pledge the Mortgage Loans) in accordance with, and under the conditions set forth in, this Agreement.

     (e) Assuming due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

     (f) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

     (g) There are no actions, suits or proceedings pending or, to the best of the Seller's knowledge, threatened against the Seller which, if determined adversely to the Seller, would prohibit the Seller from entering into this Agreement or, in the Seller's good faith and reasonable judgment, would

                                     B-1-1
be likely to affect materially and adversely either the ability of the Seller to perform its obligations hereunder or the financial condition of the Seller.

     (h) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

     (i) The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

     (j) The Mortgage Loans do not constitute all or substantially all of the assets of the Seller.

     (k) The Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

     (l) The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

     (m) After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

     (n) The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

     (o) No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

     (p) The principal place of business and chief executive office of the Seller is located in Atlanta, Georgia.

                                     B-1-2

                                   EXHIBIT B-2

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

     The Purchaser hereby represents and warrants that, as of the Closing Date:

     (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (b) The execution and delivery by the Purchaser of this Agreement, and the performance and compliance by the Purchaser with the terms of this Agreement will not: (i) violate the Purchaser's organizational documents; or (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

     (c) The Purchaser has full power and authority to enter into and perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

     (d) Assuming due authorization, execution and delivery hereof by the Seller, this Agreement constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

     (e) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

     (f) There are no actions, suits or proceedings pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, would be likely to affect materially and adversely either the ability of the Purchaser to perform its obligations hereunder or the financial condition of the Purchaser.

     (g) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been

                                     B-2-1
completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.




                                     B-2-2

                                    EXHIBIT C

     REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOANS

     FOR PURPOSES OF THIS EXHIBIT C, THE PHRASE "THE SELLER'S KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN, EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE OF THE SELLER REGARDING THE MATTERS REFERRED TO, IN EACH CASE WITHOUT HAVING CONDUCTED ANY INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO (EXCEPT AS EXPRESSLY SET FORTH HEREIN).

     The Seller hereby represents and warrants that, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date and subject to Section 18 of this Agreement:

     1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (consistent with the definition of Mortgage Loan Schedule in the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the respective Due Dates for the Mortgage Loans in June 2001.

     2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights). Subject to the completion of all missing information (including, without limitation, the names of assignees and endorsees and missing recording information) in all instruments of transfer or assignment and endorsements, and the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights). The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

     3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in June 2001 without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in June 2001.

     4. Lien; Valid Assignment. Except as otherwise set forth on Schedule C-4, the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event except for (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment) or appearing of record, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan, (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage, which rights do not materially interfere with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan, (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group, and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration (the foregoing items (a) through (g) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

     5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein and subject to the exceptions set forth in Paragraph 4; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents if there is an Event of Default.

     6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) the related Mortgaged Property has not been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such

Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

     7. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge (after inquiry of its servicer, which servicer may be an affiliate of the Seller), free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists sufficient to effect the necessary repairs and maintenance). The Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), except as otherwise set forth on Schedule C-7, as of the date of the origination of each Mortgage Loan, (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value, marketability or current use of such Mortgaged Property, and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

     8. Title Insurance. Except as otherwise set forth on Schedule C-8, Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated in the Title Policy. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless, in the case of clause (b) below, the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that if a survey was reviewed or prepared in connection with the origination of the related Mortgage Loan, the area shown on such survey is the same as the property legally described in the related Mortgage.

     9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

     10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located).

     11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

     12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Schedule C-12 (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials, lead-based paint and radon) (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed by an independent third-party environmental consultant with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), has been delivered to the Purchaser, and (c) either:
(i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) a party not related to the related Borrower was identified as a responsible party for such condition or circumstance, (B) the related Borrower was required to provide additional security and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance,
(D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, (H) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had, in the Seller's sole discretion, an appropriate net worth in light of the environmental matters covered by such guaranty or indemnity. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Schedule C-12 are covered by environmental insurance policies and each such policy is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and do not provide for a deductible or the premium and the deductible amount are held in escrow.

     13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

     14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least six (6) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than six months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the Mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent institutional commercial mortgage lender and which was set forth in the related Mortgage or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). In the case of each Mortgage Loan, the related Mortgaged Property is covered by comprehensive general liability insurance in an amount at least equal to $1 million.

     15. Taxes and Assessments. To the Seller's knowledge, after inquiry of its servicer, which servicer may include an affiliate of the Seller, there are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan prior to the due date of such Mortgage Loan in June 2001 that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

     16. Borrower Bankruptcy. To the Seller's knowledge, no Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

     17. Local Law Compliance. Except as otherwise set forth on Schedule C-17, to the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

     18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then, except as otherwise set forth on Schedule C-18:

          (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

          (b) The related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

          (c) The Borrower's interest in such Ground Lease is assignable to, is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

          (d) The Seller has not received, as of the Closing Date, actual notice that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease;

          (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. In addition, if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

          (g) Such Ground Lease either (i) has an original term which extends not less than ten (10) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Borrower's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than ten (10) years beyond the Stated Maturity Date of such Mortgage Loan;

          (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor;

          (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (k) Such Ground Lease may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

     19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury regulation section 1.860G-2(f)(2)).

     20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

     21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

     22. Legal Proceedings. To the Seller's knowledge, except as otherwise set forth on Schedule C-22, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

     23. Other Mortgage Liens. Except as otherwise set forth on Schedule C-23, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as otherwise set forth on Schedule C-23, and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

     24. No Mechanics' Liens. To the Seller's knowledge, (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

     25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

     26. Licenses and Permits. Except as otherwise set forth on Schedule C-26, to the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located, customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

     27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

     28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of U.S. Treasury securities in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price and prepayment consideration in connection therewith; and provided, further, that certain Cross-Collateralized Groups of Mortgage Loans may permit the related Borrower to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

     29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i).

     30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee.

     31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

     32. Inspection. Except as set forth on Schedule C-32, in connection with the origination of each Mortgage Loan, the Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property.

     33. No Material Default. To the Seller's knowledge, after inquiry of its servicer, which servicer may include an affiliate of the Seller, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit C.

     34. Due-on-Sale. Subject to exceptions set forth in the related loan documents, the Mortgage for each Mortgage Loan contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, or any controlling interest in the related Borrower, is directly or indirectly transferred or sold.

     35. Single Purpose Entity. Except as otherwise described on Schedule C-35, the Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $15,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

     36. Whole Loan. Each Mortgage loan is a whole loan and not a participation interest in a mortgage loan.

     37. Tax Parcels. Except as otherwise described on Schedule C-37 of this Agreement, each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

     38. ARD Loans. Except as otherwise described on Schedule C-38, As of the Closing Date, each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, the rate at which such ARD Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin (such margin, the "Additional Interest Rate").

     39. Security Interests. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property or healthcare facility, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and binding assignment thereof from the relevant assignor to the Trustee.

     40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulation Section 1.860G-1(b)(2).

     41. Commencement of Amortization. Except as otherwise set forth on Schedule C-41, each Mortgage Loan begins to amortize prior to its stated maturity date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date.

     42. Servicing Rights. Except as otherwise set forth on Schedule C-42 or as otherwise contemplated in this Agreement, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

     43. Recourse. The related Mortgage Loan Documents contain provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material (or, alternatively, intentional) misrepresentation or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation proceeds. The related Mortgage Loan Documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

     44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

     45. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

     46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any material improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

     47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and/or financial statements of the related Borrower, and with such other information as may be required therein.

     48. Grace Period. With respect to each Mortgage Loan, the related Mortgage or Mortgage Note provides a grace period for delinquent Monthly Payments no longer than 15 days from the applicable Due Date (or, alternatively, 5 days from notice to the related Borrower of the default).

     49. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Seller:

          (a) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

          (b) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

     50. Healthcare Facilities. To the Seller's knowledge, with respect to any Mortgaged Property securing a Mortgage Loan that is operated as a healthcare facility, as of origination of such Mortgage Loan, the operator with respect to such facility held all material certificates, licenses and permits required by applicable law for the operation of such facility and was in material compliance with all applicable state and federal laws and regulations. In addition, the loan documents for such Mortgage Loan provide that all material certificates, licenses and permits reasonably necessary for the operation of such facility will continue to be maintained.

                                  SCHEDULE C-4

                             LIEN; VALID ASSIGNMENT

1. The Mortgaged Property identified on the Mortgage Loan Schedule as Best Western La Playa includes the related Borrower's interest under a lease on an adjacent 50-foot strip that is leased by the related Borrower from the City of Daytona Beach and used for additional parking. The related Mortgage may not create a first lien on this strip.

2. The Mortgaged Property identified on the Mortgage Loan Schedule as Baptist North is encumbered by 13 right-of-way easements to Sawnee Electric Membership Corporation.

3. The Mortgaged Property identified on the Mortgage Loan Schedule as Kennestone Physician Center is affected by a Power Line Easement recorded in Deed Book 12157.


                                     C-4-1

                                  SCHEDULE C-7

                        CONDITION OF PROPERTY EXCEPTIONS

1. The Mortgaged Property identified on the Mortgage Loan Schedule as Oak Park Shopping Plaza has a street sign which encroaches on a sanitary sewer easement and building improvements which encroach on a storm drain easement.

2. The Mortgaged Property identified on the Mortgage Loan Schedule as Peninsula Marketplace has improvements which encroach on three separate blanket easements.

3. The Mortgaged Property identified on the Mortgage Loan Schedule as Pirates Landing Apartments has a fence which does not follow the Mortgaged Property's boundary.

4. The Mortgaged Property identified on the Mortgage Loan Schedule as River Gardens Apartments has multiple encroachments on easements.

5. The Mortgaged Property identified on the Mortgage Loan Schedule as Whisperwood Apartments encroaches on a setback.

6. The Mortgaged Property identified on the Mortgage Loan Schedule as Alamo Garden Apartments has multiple encroachments on easements.

7. A portion of the pool deck on the Mortgaged Property identified on the Mortgage Loan Schedule as Best Western La Playa encroaches onto the adjacent property owned by the City of Daytona Beach, which adjacent property is subject to the lease described on Schedule C-4.


                                     C-7-1

                                  SCHEDULE C-8

                           TITLE INSURANCE EXCEPTIONS

The portion of the Mortgaged Property identified on the Mortgage Loan Schedule as Best Western La Playa that is leased by the related Borrower from the City of Daytona Beach is not covered by the Title Policy issued for such Mortgaged Property.














                                     C-8-1

                                  SCHEDULE C-12

                            ENVIRONMENTAL CONDITIONS

1. The Mortgaged Properties identified by the following names on the Mortgage Loan Schedule were, in connection with the origination of the related Mortgage Loans, the subject of an environmental investigation that related solely to asbestos-containing materials, lead-based paint and radon:

     PROPERTY NAME
     -------------
     19 West 73rd Street
     4415-4435 Mint Way
     991-995 Post Road East
     Adams Plaza
     Burlington/Kroger Outlet
     Chelsea Court Apartments
     Concord Square Apartments
     Country Club Square
     Croley Court Apartments
     Fairwood Apartments
     Garpat Apartments
     Lake Forest Plaza
     MacArthur Apartments
     Meadows Shopping Village
     North Village Professional Center
     Northacre Mobile Home Park
     Northridge Plaza Shopping Center
     Pine Street Apartments
     Pond View Mobile Home Park
     Shaw Brawley Plaza Shopping Center
     Shaw Gates Business Park
     Stratford Gardens
     Woodfield Village Apartments
     EL CID Apartments
     Greenhill Apartments
     Normandy Village Apartments
     Royal Terrace Apartments
     Tilley Townhomes


                                     C-12-1

2. The Mortgaged Properties identified by the following names on the Mortgage Loan Schedule are covered by a lender environmental insurance policy:

     PROPERTY NAME
     -------------
     19 West 73rd Street
     4415-4435 Mint Way
     991-995 Post Road East
     Adams Plaza
     Burlington/Kroger Outlet
     Chelsea Court Apartments
     Concord Square Apartments
     Country Club Square
     Croley Court Apartments
     Fairwood Apartments
     Garpat Apartments
     Lake Forest Plaza
     MacArthur Apartments
     Meadows Shopping Village
     North Village Professional Center
     Northacre Mobile Home Park
     Northridge Plaza Shopping Center
     Pine Street Apartments
     Pond View Mobile Home Park
     Shaw Brawley Plaza Shopping Center
     Shaw Gates Business Park
     Stratford Gardens
     Woodfield Village Apartments
     EL CID Apartments
     Greenhill Apartments
     Normandy Village Apartments
     Royal Terrace Apartments
     Tilley Townhomes


                                     C-12-2

                                  SCHEDULE C-17

                         LOCAL LAW COMPLIANCE EXCEPTIONS

1. The Mortgaged Property identified on the Mortgage Loan Schedule as 316 Business Center is not currently a legal subdivision.

2. The Mortgaged Property identified on the Mortgage Loan Schedule as Tri Cities Plaza Shopping Center is not currently a legal subdivision.

3. The Mortgaged Property identified on the Mortgage Loan Schedule as Alba Village Apartments violates the Building and Housing Code.

4. The Mortgaged Property identified on the Mortgage Loan Schedule as Oak Park Shopping Plaza has a street sign which encroaches on a sanitary sewer easement and building improvements which encroach on a storm drain easement.

5. The Mortgaged Property identified on the Mortgage Loan Schedule as Peninsula Marketplace has improvements which encroach on three separate blanket easements.

6. The Mortgaged Property identified on the Mortgage Loan Schedule as Pirates Landing Apartments has a fence which does not follow the Mortgaged Property's boundary.

7. The Mortgaged Property identified on the Mortgage Loan Schedule as River Gardens Apartments has multiple encroachments on easements.

8. The Mortgaged Property identified on the Mortgage Loan Schedule as Whisperwood Apartments encroaches on a setback.

9. The Mortgaged Property identified on the Mortgage Loan Schedule as Alamo Garden Apartments has multiple encroachments on easements.

10. A portion of the pool deck on the Mortgaged Property identified on the Mortgage Loan Schedule as Best Western La Playa encroaches onto the adjacent property owned by the City of Daytona Beach, which adjacent property is subject to the lease described on Schedule C-4.

11. The Mortgaged Property identified on the Mortgage Loan Schedule as Alba Village is subject to various building and housing code violations for which a $10,000 escrow was established.

12. The Borrower under the Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Valley Terrace Apartments is unable to produce a related certificate of occupancy.


                                     C-17-1

                                  SCHEDULE C-18

                              LEASEHOLD ESTATE ONLY

1.   Best Western La Playa.

     (a) The lease for the portion of the Mortgaged Property identified on the Mortgage Loan Schedule as Best Western La Playa that is leased by the related Borrower from the City of Daytona Beach does not create a financeable leasehold estate and does not comply with the representations and warranties.

2.   Silverthorne Factory Outlet Stores.

     (a) The lease for the portion of the Mortgaged Property identified on the Mortgage Loan Schedule as Silverthorne Factory Outlet Stores which covers 3.834 acres and is used only for parking does not comply with the representations and warranties.

3.   Almaden Plaza.

     (a) The owners in fee of the Mortgaged Property identified on the Mortgage Loan Schedule as Almaden Plaza have a dispute with the related Borrower concerning the amount of percentage rent owed by the related Borrower under the related Ground Lease with respect to the portion of such Mortgaged Property occupied by Barnes & Noble, Inc.

     (b) The owners in fee of the Mortgaged Property identified on the Mortgage Loan Schedule as Almaden Plaza allege that the related Borrower has violated provisions of the Ground Lease for such Mortgaged Property by granting two rights of ways with respect to parcels of such Mortgaged Property to various governmental agencies.

     (c) The Ground Lease for the Mortgaged Property identified on the Mortgage Loan Schedule as Almaden Plaza provides that the tenant thereunder must apply all related casualty insurance proceeds to the repair or restoration of such Mortgaged Property, except that during the last five years of the term of such Ground Lease such tenant may instead elect to terminate the Ground Lease and pay such insurance proceeds to the fee owner of such Mortgaged Property. The Ground Lease provides that no such election may be made without the prior written approval of the related leasehold mortgagee. The Ground Lease further provides that in the case of a total taking of such Mortgaged Property, the Ground Lease terminates and any portion of the award representing compensation for the taking of land (but not the buildings and improvements thereon) is to be paid to the fee owner of such Mortgaged Property.


                                     C-18-1

     (d) The Ground Lease for the Mortgaged Property identified on the Mortgage Loan Schedule as Almaden Plaza has an original term that ends on May 31, 2015. The Stated Maturity Date of the related Mortgage Loan is December 11, 2010.

     (e) The Ground Lease for the Mortgaged Property is silent regarding assignments except with respect to financings.

     (f) The mortgagee generally has the same time period within which to cure defaults on the part of the ground tenant as does the ground tenant.

4.   222 Bloomingdale Road.

     (a) The current term of the Ground Lease for the Mortgaged Property identified on the Mortgage Loan Schedule as 222 Bloomingdale Road expires December 31, 2023, but the Stated Maturity Date for the related Mortgage Loan is October 11, 2030.

5.   Baptist North.

     (a) The Ground Lease for the Mortgaged Property identified on the Mortgage Loan Schedule as Baptist North prohibited transfers/assignments (except in a foreclosure) for the first five years of the Ground Lease, and places limitations (except in a foreclosure) on transfers to a person operating in acute care hospital unless such transferee owns the Baptist North Hospital.

     (b) The mortgagee has the same cure period as lessee under the Ground Lease for the Mortgaged Property identified on the Mortgage Loan Schedule as Baptist North.

     (c) The Ground Lease for the Mortgaged Property identified on the Mortgage Loan Schedule as Baptist North provides that, after the occurrence of an event of default, lessor may initiate a buy-out procedure under which the leased land and the Ground Lease improvements are to be appraised and then the lessor may elect to either purchase the Ground Lease improvements from the lessee or to sell the leased land to the lessee.

6.   Kennestone Physician Center.

     (a) The Ground Lease for the Mortgaged Property identified on the Mortgage Loan Schedule as Kennestone Physician Center provides that the leasehold interest may not be assigned without the ground lessor's consent except to a permitted assignee satisfying the criteria set forth in the Ground Lease.

     (b) The mortgagee has the same cure period (plus 30 days) as lessee under the Ground Lease for the Mortgaged Property identified on the Mortgage Loan Schedule as Kennestone Physician Center.


                                     C-18-2

     (c) The Ground Lease for the Mortgaged Property identified on the Mortgage Loan Schedule as Kennestone Physician Center prohibits ground lessee to sublet without the prior approval of the owner of the adjacent hospital, which approval shall not be unreasonably withheld.

     (d) The Ground Lease for the Mortgaged Property identified on the Mortgage Loan Schedule as Kennestone Physician Center provides that, after the occurrence of an event of default, lessor may initiate a buy-out procedure under which the leased land and the Ground Lease improvements are to be appraised and then the lessor may elect to either purchase the Ground Lease improvements from the lessee or to sell the leased land to the lessee.

     (e) The Ground Lease for the Mortgaged Property identified on the Mortgage Loan Schedule as Kennestone Physician Center provides that, if the ground lessee elects to sell the improvements, then the ground lessor has a right of first refusal to purchase those improvements at either the bid offer or fair market value.

7.   Barstow.

     (a) One of the Ground Leases for the Mortgaged Property identified on the Mortgage Loan Schedule as Barstow provides that the leasehold interest may not be assigned or sublet without the ground lessor's consent, which consent is not to be unreasonably withheld.

     (b) One of the Ground Leases for the Mortgaged Property identified on the Mortgage Loan Schedule as Barstow has a December 31, 2010 expiration date.


                                     C-18-3

                                  SCHEDULE C-22

                          LEGAL PROCEEDINGS EXCEPTIONS

1. With respect to the Mortgaged Property identified on the Mortgage Loan Schedule as Del Mar Office Park, litigation was commenced against a predecessor in title to the related Borrower alleging violations at such Mortgaged Property under the Americans with Disability Act.

2. With respect to the Mortgaged Property identified on the Mortgage Loan Schedule as Covington Plaza Shopping Center, litigation is pending against the related Borrower and the prior owner of such Mortgaged Property alleging that such prior owner breached provisions of a lease of a portion of such Mortgaged Property by prohibiting the tenant thereunder from operating off-track betting facilities.

3. With respect to the Mortgaged Property identified on the Mortgage Loan Schedule as Adams Plaza, litigation is pending entitled Kleiner v. Weinig, Montgomery County, PA, Court of Common Pleas CP 99-05406.

4. The owners in fee of the Mortgaged Property identified on the Mortgage Loan Schedule as Almaden Plaza have a dispute with the related Borrower concerning the amount of percentage rent owed by the related Borrower under the related Ground Lease with respect to the portion of such Mortgaged Property occupied by Barnes & Noble, Inc. The lender has been advised that the fee owners and the related Borrower have agreed to mediate this dispute.



                                     C-22-1

                                  SCHEDULE C-23

                         OTHER MORTGAGE LIENS EXCEPTIONS

1. The Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Baptist North Physicians Center permits the related Borrower to obtain secondary financing that is secured by such Mortgaged Property in an amount not to exceed 5% of such Mortgage Loan's original principal balance.

2. The Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Kennestone Physician Center permits the related Borrower to obtain secondary financing that is secured by such Mortgaged Property in an amount not to exceed 5% of such Mortgage Loan's original principal balance.

3. The Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Cartersville Physicians Center permits the related Borrower to obtain secondary financing that is secured by such Mortgaged Property in an amount not to exceed 5% of such Mortgage Loan's original principal balance.



                                     C-23-1

                                  SCHEDULE C-26

                         LICENSES AND PERMITS EXCEPTIONS

1. The borrower under the Mortgage Loan secured by the Mortgage Property identified on the Mortgage Loan Schedule as Best Western La Playa operates a restaurant on such Mortgaged Property. The license required to operate such restaurant has expired.

2. The Borrower under the Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Valley Terrace Apartments is unable to produce a related certificate of occupancy.




                                     C-26-1

                                  SCHEDULE C-35

                              SINGLE PURPOSE ENTITY

1. With respect to the Mortgaged Property identified on the Mortgage Loan Schedule as Kennestone Physician Center, the related Borrower owns a 37% interest in a limited liability company which owns a parking deck that benefits the Mortgaged Property, but which is not collateral for the related Mortgage Loan.




                                     C-35-1

                                  SCHEDULE C-37

                              TAX PARCEL EXCEPTIONS

1. The Mortgaged Property identified on the Mortgage Loan Schedule as 316 Business Center is not currently a legal subdivision.

2. The Mortgaged Property identified on the Mortgage Loan Schedule as Tri Cities Plaza Shopping Center is not currently a legal subdivision.

3. A portion of the Mortgaged Property identified on the Mortgage Loan Schedule as Marlene Court Apartments is on a tax parcel shared with an adjoining property.


                                     C-37-1

                                  SCHEDULE C-38

                                    ARD LOANS

1. The Mortgaged Property identified on the Mortgage Loan Schedule as 888 Seventh Avenue does not provide for any amortization prior to the related Anticipated Repayment Date.





                                     C-38-1

                                  SCHEDULE C-41

                          COMMENCEMENT OF AMORTIZATION

1. The Mortgaged Property identified on the Mortgage Loan Schedule as 888 Seventh Avenue does not provide for any amortization prior to the related Anticipated Repayment Date.








                                     C-41-1

                                  SCHEDULE C-42

                          MORTGAGE LOANS SUBJECT TO THE
                        SERVICING RIGHTS OF THIRD PARTIES

The Mortgage Loans secured by the Mortgaged Properties identified on the Mortgage Loan Schedule by the following names are subject to the servicing rights of third parties:

(a)  Almaden Plaza;

(b)  Overlook Apartments;

(c)  Covington Plaza Shopping Center;

(d)  Turfway Corporate Center

(e)  Meijer Drive Industrial Center; and

(f)  Del Mar Office Park.




                                     C-42-1

                                  SCHEDULE C-43

                                    RECOURSE

1. The Mortgage Loans secured by the Mortgaged Properties identified on the Mortgage Loan Schedule as Mesquite Plaza and Shaw Brawley Plaza Shopping Center, respectively, are each fully recourse to the related Borrower.





                                     C-43-1

                                   EXHIBIT D-1

               FORM OF CERTIFICATE OF THE SECRETARY OF THE SELLER

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-CK3
               CERTIFICATE OF SECRETARY OF COLUMN FINANCIAL, INC.

     I, Lori M. Russo, hereby certify that I am a duly appointed Assistant Secretary of Column Financial, Inc. ("Column"), a Delaware corporation, and further certify as follows:

     1. Attached hereto as Exhibit A are true and correct copies of the Certificate of Incorporation and By-Laws of Column, which Certificate of Incorporation and By-Laws are, on the date hereof, and have been at all times since the formation of Column, in full force and effect.

     2. Attached hereto as Exhibit B are the resolutions of the board of directors of Column authorizing and approving Column's execution, delivery and performance of the Mortgage Loan Purchase Agreement, dated as of June 12, 2001 (the "Mortgage Loan Purchase Agreement"), between Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC") as purchaser and Column as seller.

     3. Attached hereto as Exhibit C is a certificate of good standing of Column issued by the Secretary of State of the State of Delaware within ten (10) days of the date hereof, and no event (including, without limitation, any act or omission on the part of Column) has occurred since the date thereof which has affected the good standing of Column under the laws of the State of Delaware.

     4. Each person who, as an officer or representative of Column, signed the Mortgage Loan Purchase Agreement, the Indemnification Agreement, dated as of June 12, 2001 (the "Indemnification Agreement") among Column, CSFBMSC, Credit Suisse First Boston Corporation, McDonald Investments Inc., First Union Securities, Inc. and Salomon Smith Barney Inc., or any other document or certificate delivered by or on behalf of Column prior hereto or on the date hereof in connection with the transactions contemplated in the Mortgage Loan Purchase Agreement and the Indemnification Agreement, was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or representative, and the signature of such persons appearing on any such document are their genuine signatures.

     Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage Loan Purchase Agreement.



                            [SIGNATURE PAGE FOLLOWS]



                                     D-1-1

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of June __, 2001.

                                By:
                                     -------------------------------------------
                                Name:
                                Title:






                                     D-1-2

                                   EXHIBIT D-2

                        FORM OF CERTIFICATE OF THE SELLER

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-CK1

                      CERTIFICATE OF COLUMN FINANCIAL, INC.

     In connection with the execution and delivery by Column Financial, Inc. ("Column") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of March 5, 2001 (the "Mortgage Loan Purchase Agreement") between Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC"), as purchaser, and Column, as seller, and that certain Indemnification Agreement dated as of March 5, 2001 (the "Indemnification Agreement"), among Column, CSFBMSC, Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (together, the Mortgage Loan Purchase Agreement and the Indemnification Agreement are referred to as the "Agreements"), the undersigned hereby certifies that (i) the representations and warranties of Column in the Agreements are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) Column has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

     Certified this   day of March, 2001.




                                   COLUMN FINANCIAL, INC.



                                   By:
                                        ----------------------------------------
                                   Name:
                                   Title:





                                     D-2-1

                                  EXHIBIT D-3A

                      FORM OF OPINION OF IN-HOUSE COUNSEL,
                            PURSUANT TO SECTION 7(VI)

                                 June ___, 2001

To the Parties Listed on Annex A hereto

        Re  Credit Suisse First Boston Mortgage Securities Corp.,
            Commercial Mortgage Pass-Through Certificates, Series 2001-CK3
            --------------------------------------------------------------

Ladies and Gentlemen:

     I am a Vice President and Counsel of Credit Suisse First Boston Corporation ("CSFB") and have acted as special counsel to Column Financial, Inc. (the "Mortgage Loan Seller") in connection with certain matters relating to: (i) its sale to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") of certain multifamily and commercial mortgage loans pursuant to that certain (the "Mortgage Loan Purchase Agreement"), dated as of June 12, 2001, by and between the Depositor and the Mortgage Loan Seller and (ii) its providing indemnities to the Depositor, CSFB, McDonald Investments Inc. ("McDonald"), First Union Securities, Inc. ("FUS") and Salomon Smith Barney Inc. ("SSBI") as set forth in the Indemnification Agreement (the "Indemnification Agreement"), dated June 12, 2001, by and among the Mortgage Loan Seller, the Depositor, CSFB, McDonald, FUS and SSBI. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Mortgage Loan Purchase Agreement.

     In rendering the opinions set forth below, I have examined and relied upon originals, copies or specimens, certified or otherwise identified to my satisfaction, of the Indemnification Agreement and the Mortgage Loan Purchase Agreement (together, the "Agreements"), and such certificates, corporate records and other documents, agreements, instruments and opinions, as I have deemed appropriate as a basis for the opinions hereinafter expressed. In connection with such examination, I have assumed the genuineness of all signatures (other than with respect to the Mortgage Loan Seller), the authenticity of all documents, agreements and instruments submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens and the authenticity of the originals of such documents, agreements and instruments submitted to me as copies or specimens and the accuracy of the matters set forth in the documents, agreements and instruments I reviewed, to the extent such matters do not constitute legal conclusions upon which I have been asked to opine. As to any facts material to such opinions that were not known to me, I have relied upon statements, certificates and representations of officers and other representatives of the Depositor, the Mortgage Loan Seller and of public officials.


                                     D-3A-2

     Based upon and subject to the foregoing, I am of the opinion that:

     1. The Mortgage Loan Seller is incorporated, validly existing and in good standing under the laws of the State of Delaware, with requisite power and authority to execute and deliver the Agreements, and to perform its obligations thereunder.

     2. The execution, delivery and performance of the Agreements have been duly authorized by the Mortgage Loan Seller and the Agreements have been duly executed and delivered by the Mortgage Loan Seller.

     3. The execution and delivery by the Mortgage Loan Seller of the Agreements, the performance by the Mortgage Loan Seller of its obligations under the Agreements and the consummation by the Mortgage Loan Seller of the transactions therein contemplated, do not conflict with or result in a breach or violation of the Mortgage Loan Seller's certificate of incorporation or bylaws or, to my knowledge, conflict with or result in a breach or violation of any material indenture, agreement or instrument to which the Mortgage Loan Seller is a party or by which it or any of its property is bound, or any judgment, decree or order applicable to the Mortgage Loan Seller, of any New York State or federal court, regulatory body, administrative agency or other governmental authority, other than potential conflicts, breaches or violations which individually and in the aggregate are not reasonably expected to have a material adverse effect on the ability of the Mortgage Loan Seller to perform its obligations under the Agreements.

     4. To my knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against the Mortgage Loan Seller (a) asserting the invalidity of any of the Agreements, (b) seeking to prevent the consummation of any of the transactions contemplated by the Agreements or (c) which would materially and adversely affect the performance by the Mortgage Loan Seller of its obligations under, or the validity or enforceability (with respect to the Mortgage Loan Seller) of, the Agreements. For purposes of the opinion set forth in this paragraph, I have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the Mortgage Loan Seller a present intention to initiate such proceedings.

     I am a member of the Bar of the State of New York and this opinion is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America (in each case without regard to conflicts of laws principles). I am not licensed to practice law in the State of Delaware, and the opinions in paragraph (1) above as to the Delaware General Corporation Law is based solely on standard compilations of the official statutes of Delaware. I express no opinion as to the effect of the laws of any other jurisdiction on matters addressed in this opinion.

     This opinion is limited to the matters specifically addressed herein, and I express no opinion as to any other matters relating to, or which may arise in connection with, the consummation of the transaction contemplated by the Agreements.



                                     D-3A-3

     I am furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. This letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose.

                                Very truly yours,











                                     D-3A-4

                                     Annex A
                                     -------

Credit Suisse First Boston Mortgage Securities Corp.
Eleven Madison Avenue
New York, New York  10010

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York  10010

McDonald Investments Inc.
800 Superior Avenue
Cleveland, Ohio  44114

First Union Securities, Inc.
One First Union Center
Charlotte, North Carolina  28288

Salomon Smith Barney Inc.
388 Greenwich Street, 11th Floor
New York, New York  10013

Wells Fargo Bank Minnesota, N.A.
45 Broadway, 12th Floor
New York, New York 10006

Moody's Investors Service, Inc.
99 Church Street
New York, New York 10007

Fitch, Inc.
One State Street Plaza
New York, New York  10004






                                     D-3A-5

                                  EXHIBIT D-3B

                 FORM OF OPINION OF SIDLEY AUSTIN BROWN & WOOD,
                           PURSUANT TO SECTION 7(VII)

                                  June 13, 2001

Credit Suisse First Boston
  Mortgage Securities Corp.                   Wells Fargo Bank Minnesota, N.A.
11 Madison Avenue                             45 Broadway, 12th Floor
New York, New York  10010                     New York, New York 10006

Credit Suisse First Boston Corporation        Moody's Investors Service, Inc.
11 Madison Avenue                             99 Church Street
New York, New York 10010                      New York, New York  10008

McDonald Investments Inc.                     Fitch, Inc.
800 Superior Avenue                           One State Street Plaza, 31st Floor
Cleveland, Ohio  44114                        New York, New York  10004

First Union Securities, Inc.                  Salomon Smith Barney Inc.
One First Union Center                        388 Greenwich Street, 11th Floor
Charlotte, North Carolina  28288              New York, New York  10013

              Re: Credit Suisse First Boston Mortgage Securities Corp.,
                  Commercial Mortgage Pass-Through Certificates, Series 2001-CK3
                  --------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel to Column Financial, Inc. ("Column") with respect to certain matters in connection with the sale by Column, and the purchase by Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC"), of a segregated pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), pursuant to that certain Mortgage Loan Purchase Agreement dated as of June 12, 2001 (the "Agreement"), between Column and CSFBMSC.

     This opinion letter is being provided to you pursuant to Section 7(vii) of the Agreement. Capitalized terms that are used, but not defined, herein have the respective meanings set forth in, or otherwise assigned to them pursuant to, the Agreement.

     For purposes of this opinion letter, we have reviewed the Agreement. In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreement and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the opinions contained herein are based.




                                     D-3B-1

     In rendering this opinion letter, we have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreement, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of each of the parties to the Agreement and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) except to the extent expressly addressed by our opinions below, the power and authority of all parties to the Agreement to enter into, perform under and consummate the transactions contemplated by the Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Agreement by the parties thereto, (ix) except to the extent expressly addressed by our opinions below, the constitution of the Agreement as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, and (x) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Agreement, as expressed therein.

     Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2) the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not executed in writing, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York;
(4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

                                     D-3B-2

     In rendering this opinion letter, we do not express any opinion concerning the laws of any jurisdiction other than the laws of the State of New York and, where expressly referred to below, the federal laws of the United States of America (without regard to conflicts of law principles). In addition, we do not express any opinion with respect to (i) the tax, securities or "doing business" laws of any particular jurisdiction, including, without limitation, the State of New York, or (ii) any law, rule or regulation to which Column may be subject as a result of any other person's or entity's legal or regulatory status or any such other person's or entity's involvement in the transactions contemplated by the Agreement. Furthermore, we do not express any opinion with respect to any matter not expressly addressed below.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Agreement constitutes a valid, legal and binding agreement of Column, enforceable against Column in accordance with its terms.

     2. No consent, approval, authorization or order of any federal or State of New York court or governmental agency or body is required for the consummation by Column of the transactions contemplated by the Agreement, except for those consents, approvals, authorizations or orders that previously have been obtained.

     3. Column's execution, delivery and performance of the Agreement will not in any material respect conflict with or result in a material violation of any federal or State of New York statute or regulation of general applicability in transactions of the type contemplated by the Agreement.

     The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the closing of Column's sale of the Mortgage Loans to CSFBMSC, pursuant to the Agreement, and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.


                                Very truly yours,








                                     D-3B-3

                                  EXHIBIT D-3C

                 FORM OF OPINION OF SIDLEY AUSTIN BROWN & WOOD,
                           PURSUANT TO SECTION 7(VIII)

                                  June 13, 2001

Credit Suisse First Boston
  Mortgage Securities Corp.                 Wells Fargo Bank Minnesota, N.A.
11 Madison Avenue                           45 Broadway, 12th Floor
New York, New York  10010                   New York, New York 10006

Credit Suisse First Boston Corporation      Moody's Investors Service, Inc.
11 Madison Avenue                           99 Church Street
New York, New York 10010                    New York, New York  10008

McDonald Investments Inc.                   Fitch, Inc.
800 Superior Avenue                         One State Street Plaza, 31st Floor
Cleveland, Ohio  44114                      New York, New York  10004

First Union Securities, Inc.                Salomon Smith Barney Inc.
One First Union Center                      388 Greenwich Street, 11th Floor
Charlotte, North Carolina  28288            New York, New York  10013


          Re: Credit Suisse First Boston Mortgage Securities Corp.,
              Commercial Mortgage Pass-Through Certificates, Series 2001-CK3
              ---------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), Column Financial, Inc. ("Column") and Credit Suisse First Boston Mortgage Capital LLC ("CSFBMC") with respect to certain matters in connection with the following transactions (collectively, the "Transactions"):

          (i) the sale by CSFBMC, and the purchase by Column, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "CSFBMC Mortgage Loans"), pursuant to a Bill of Sale dated as of June 12, 2001 (the "CSFBMC Bill of Sale") and a Seller's Warranty Certificate dated as of June 12, 2001 (the "CFSBMC Warranty Certificate" and together with the CSFBMC Bill of Sale, the "CSFBMC Sale Documents"), each executed by CSFBMC as seller in favor of Column as purchaser (such Transaction, the "CSFBMC Sale");

          (ii) the sale by Column, and the purchase by the Depositor, of the CSFBMC Mortgage Loans and certain other multifamily and commercial mortgage loans (the CSFBMC Mortgage Loans and such other mortgage loans, collectively, the "Column Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of June 12, 2001 (the "Column Mortgage Loan Purchase Agreement"), between Column as seller and the Depositor as purchaser (such Transaction, the "Column Sale");



                                     D-3C-1

          (iii) the sale by KeyBank National Association ("KeyBank"), and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "KeyBank Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of June 12, 2001 (the "KeyBank Mortgage Loan Purchase Agreement"), between KeyBank as seller and the Depositor as purchaser (such Transaction, the "KeyBank Sale");

          (iv) the sale by First Union National Bank ("First Union"), and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "First Union Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of June 12, 2001 (the "First Union Mortgage Loan Purchase Agreement"), between First Union as seller and the Depositor as purchaser (such Transaction, the "First Union Sale");

          (v) the creation of a commercial mortgage trust (the "Trust"), and the issuance of an aggregate $1,126,966,710 Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 2001-CK3 (the "Certificates"), consisting of 21 classes designated Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class A-X., Class E, Class F, Class G-1, Class G-2, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V, pursuant to the Pooling and Servicing Agreement dated as of June 12, 2001 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer and special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee");

          (vi) the transfer of the Column Mortgage Loans, the KeyBank Mortgage Loans and the First Union Mortgage Loans (collectively, the "Mortgage Loans") by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the Certificates being issued to or at the direction of the Depositor (such Transaction, the "Transfer to the Trust");

          (vii) the sale by the Depositor, and the purchase by Credit Suisse First Boston Corporation ("CSFB"), McDonald Investments Inc., First Union Securities Inc. and Salomon Smith Barney Inc. (collectively, in such capacity, the "Underwriters") of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Certificates (collectively, the "Publicly Offered Certificates"), pursuant to the Underwriting Agreement dated as of June 12, 2001 (the "Underwriting Agreement"), between the Depositor and the Underwriters; and

          (viii) the sale by the Depositor, and the purchase by CSFB (in such capacity, the "Initial Purchaser") of the Class A-X, Class E, Class F, Class G-1, Class G-2, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V Certificates (collectively, the "Privately Offered Certificates"), pursuant to the Certificate Purchase Agreement dated as of June 12, 2001 (the "Certificate Purchase Agreement"), between the Depositor and the Initial Purchaser.

     The Pooling and Servicing Agreement, the Underwriting Agreement, the Certificate Purchase Agreement, the CSFBMC Sale Documents, the Column Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement and the First Union Mortgage Loan Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.




                                     D-3C-2

     We have been asked by our clients to provide our opinion to you as to whether:

          (i) in connection with any bankruptcy proceedings instituted by or on behalf of CSFBMC under the Federal Bankruptcy Code, as amended (Title 11 of the United States Code) (the "Bankruptcy Code"), the CSFBMC Sale would be treated by a court as a true sale of the CSFBMC Mortgage Loans from CSFBMC to Column rather than as a loan secured by the CSFBC Mortgage Loans, such that the CSFBMC Mortgage Loans would not, on such basis, constitute property of CSFBMC's estate under Section 541(a)(1) of the Bankruptcy Code or property of CSFBMC subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of CSFBMC in such a proceeding;

          (ii) in connection with any bankruptcy proceedings instituted by or on behalf of Column under the Bankruptcy Code, the Column Sale would be treated by a court as a true sale of the Column Mortgage Loans from Column to the Depositor rather than as a loan secured by the Column Mortgage Loans, such that the Column Mortgage Loans would not, on such basis, constitute property of Column's estate under Section 541(a)(1) of the Bankruptcy Code or property of Column subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of Column in such a proceeding; and

          (iii) in connection with any bankruptcy proceedings instituted by or on behalf of the Depositor under the Bankruptcy Code, the Transfer to the Trust would be treated by a court as an absolute transfer of the Mortgage Loans from the Depositor to the Trust rather than as a loan secured by the Mortgage Loans, such that the Mortgage Loans would not, on such basis, constitute property of the Depositor's estate under Section 541(a)(1) of the Bankruptcy Code or property of the Depositor subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of the Depositor in such a proceeding.

     For purposes of this opinion letter, we have reviewed the following documents and all exhibits thereto (collectively, the "Relevant Documents"):

          (i) the Agreements;

          (ii) a certificate of CSFBMC regarding the CSFBMC Sale, a copy of which is attached hereto;

          (iii) a certificate of Column regarding the Column Sale, a copy of which is attached hereto;

          (iv) a certificate of the Depositor regarding the Transfer to the Trust, a copy of which is attached hereto; and

          (v) a certificate of CSFB regarding its sales of the Certificates purchased by it, a copy of which is attached hereto.

In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or





                                     D-3C-3
necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the opinions contained herein are based.

     In rendering this opinion letter, we have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters underlying the assumptions set forth below or that are otherwise factually relevant to the opinions expressed herein and contained in the Relevant Documents, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of all parties to each of the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) the power and authority of the parties to each of the Agreements to enter into, perform under and consummate the transactions contemplated by such Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Agreements by the parties thereto, (ix) the constitution of each Agreement as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (x) compliance with the Agreements by all parties thereto, and (xi) the conformity, to the requirements of the CSFBMC Sale Documents, the Column Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the First Union Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement, of the Mortgage Notes, the Mortgages and the other documents delivered to the Trustee by, on behalf of or at the direction of CSFBMC, Column, KeyBank, First Union and/or the Depositor.

     In addition, we have assumed that the following statements are true and the following actions (except as otherwise indicated) have occurred on the date hereof based upon representations or other provisions in the Relevant Documents:

     1. CSFB either has sold, or is actively attempting and expects to sell, to third parties unrelated to Column, the Depositor or any of their affiliates, substantially all of the Certificates acquired by CSFB pursuant to the Underwriting Agreement and the Certificate Purchase Agreement.

     2. The CSFBMC Sale, the Column Sale and the Transfer to the Trust and the sale of the Certificates by the Depositor to the Underwriters and the Initial Purchaser, as provided in the Agreements, are contemporaneous exchanges in which CSFBMC, Column and the Depositor, respectively, receive new value and consideration constituting at least reasonably equivalent value and fair consideration.

     3. Following the CSFBMC Sale, the Column Sale and the Transfer to the Trust, none of CSFBMC, Column or the Depositor has the right to unilaterally modify or alter the terms of such Transactions. The consideration received by CSFBMC in connection with the CSFBMC Sale, by Column in connection with the Column Sale and by the Depositor in connection with its sales of the Certificates to the Underwriters and the Initial Purchaser are, in each case, fixed and not subject to adjustment following the Closing Date.



                                     D-3C-4

     4. No provision exists whereby the terms of the Certificates, the Pooling and Servicing Agreement, the Column Mortgage Loan Purchase Agreement or the CSFBMC Sale Documents may be unilaterally modified by CSFBMC, Column or the Depositor following the CSFBMC Sale, the Column Sale and the Transfer to the Trust.

     5. Pursuant to the CSFBMC Sale Documents, it is the intention of CSFBMC and Column that the CSFBMC Sale constitute a sale by CSFBMC to Column of all of CSFBMC's right, title and interest in and to the CSFBMC Mortgage Loans. Pursuant to the Column Mortgage Loan Purchase Agreement, it is the intention of Column and the Depositor that the Column Sale constitute a sale by Column to the Depositor of all of Column's right, title and interest in and to the Column Mortgage Loans. Pursuant to the Pooling and Servicing Agreement, it is the intention of the Depositor and the Trustee that the Transfer to the Trust constitute an absolute transfer by the Depositor to the Trust of all of the Depositor's right, title and interest in and to the Mortgage Loans. Pursuant to the CSFBMC Sale Documents, CSFBMC will treat the CSFBMC Sale as a sale (as opposed to a secured loan) under generally accepted accounting principles in the United States ("GAAP"), pursuant to the Column Mortgage Loan Purchase Agreement and/or the Pooling and Servicing Agreement, each of Column and the Depositor will treat the Column Sale as a sale (as opposed to a secured loan) under GAAP, and pursuant to the Pooling and Servicing Agreement, the Underwriting Agreement and/or the Certificate Purchase Agreement, the Depositor will treat the Transfer to the Trust and the sale of the Certificates by the Depositor to the Underwriters and the Initial Purchaser as a sale (as opposed to a secured loan) under GAAP.

     6. After the completion of the CSFBMC Sale, the Column Sale and the Transfer to the Trust, none of CSFBMC, Column, the Depositor or any of their affiliates has (i) the right to repurchase or otherwise to cause the reconveyance to itself of any Mortgage Loan or (ii) any obligation to repurchase or otherwise remove any Mortgage Loan from the Trust (other than (a) in the case of CSFBMC, in connection with a material breach of certain representations, warranties and covenants made by such party with respect to each CSFBMC Mortgage Loan in the CSFMBC Warranty Certificate and (b) in the case of Column, in connection with a material breach of certain representations, warranties and covenants made by such party with respect to each Column Mortgage Loan in the Column Mortgage Loan Purchase Agreement.

     7. There is no agreement, arrangement or understanding, written or otherwise (including, without limitation, with respect to the CSFBMC Sale, Column Sale or the Transfer to the Trust), that supplements or otherwise modifies the intentions and agreements of the parties to the Agreements, as expressed therein.

     8. After the completion of the CSFBMC Sale, the Column Sale and the Transfer to the Trust, none of CSFBMC, Column or the Depositor will take any action inconsistent with the Trust's ownership of the Mortgage Loans.

     9. Immediately before the CSFBMC Sale, CSFBMC owned the CSFBMC Mortgage Loans free and clear of any adverse claims or other interests. Immediately before the Column Sale, Column owned the Column Mortgage Loans (other than the CSFBMC Mortgage Loans) free and clear of any adverse claims or other interests. Immediately before the KeyBank Sale, KeyBank owned the KeyBank Mortgage Loans free and clear of any adverse claims or other interests. Immediately before the First Union Sale, First Union owned the First Union Mortgage Loans free and clear of any adverse



                                     D-3C-5
claims or other interests. In connection with the KeyBank Sale, KeyBank will have validly and effectively conveyed to the Depositor all legal and beneficial ownership in and to each KeyBank Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. In connection with the First Union Sale, First Union will have validly and effectively conveyed to the Depositor all legal and beneficial ownership in and to each First Union Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The Depositor has not transferred and will not transfer its right, title and interest in and to any Mortgage Loan except to the Trustee as contemplated by the Pooling and Servicing Agreement (except insofar as the sale of the Certificates by the Depositor to the Underwriters and the Initial Purchaser may be construed as a transfer of beneficial interests in the Mortgage Loans). No adverse claims or other interests with respect to any Mortgage Loan were created by or through the Depositor, except as contemplated by the Agreements.

     10. Each of CSFBMC and Column has taken all actions required under applicable law to effectuate the CSFBMC Sale. Each of Column and the Depositor has taken all actions required under applicable law to effectuate the Column Sale. Each of the Depositor and the Trustee has taken (or the Pooling and Servicing Agreement provides that, within a reasonable time period following the Closing Date, each of them will be required to take) all actions required under applicable law to effectuate the Transfer to the Trust.

     11. In connection with the CSFBMC Sale, the Column Sale and the Transfer to the Trust, none of CSFBMC, Column or the Depositor had any intent to hinder, delay or defraud its present or future creditors.

     12. After giving effect to the CSFBMC Sale, the Column Sale and the Transfer to the Trust, the value of the assets of each of CSFBMC, Column and the Depositor, respectively, either taken at their present fair salable value or at fair valuation, exceeded the amount of the debts and obligations, including contingent and unliquidated debts and obligations, of CSFBMC, Column and the Depositor, respectively.

     13. After giving effect to the CSFBMC Sale, the Column Sale and the Transfer to the Trust, none of CSFBMC, Column or the Depositor was left with unreasonably small assets or capital with which to engage in and conduct its business.

     14. After giving effect to the CSFBMC Sale, the Column Sale and the Transfer to the Trust, none of CSFBMC, Column or the Depositor intends to, or believes that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

     There is limited judicial authority relating to the issue of when a transaction styled as a sale of assets or an absolute transfer of assets constitutes a true sale or an absolute transfer, as the case may be, as opposed to a secured loan, and we have not located any controlling precedent for the transactions described herein. However, the existing case law indicates that an analysis of a purported true sale or absolute transfer should examine the intent of the parties as well as the economic consequences of the transaction to determine whether they are consistent with characterization as a true sale or absolute transfer, as the case may be. Some of the most important factors relevant to this economic analysis include (i) whether the buyer or transferee has assumed the risks inherent in the ownership of the assets purportedly sold or transferred (i.e., whether the risk of loss has been borne by the buyer or transferee), (ii) the presence (or absence) of a fixed consideration that is not subject to further adjustment, given in connection with the purchase or transfer, (iii) the level of recourse (if any)



                                     C-3C-6
that the buyer or transferee has against the seller or transferor, (iv) whether the buyer's or transferee's rights in the acquired assets could be extinguished by repayment of a debt owed by the seller or transferor or by the recovery of the consideration (if any) given in connection with the purchase or transfer and
(v) in what circumstances (if any) the seller or transferor has the right or the obligation to repurchase or otherwise reacquire the assets or any interest therein.

     In rendering this opinion letter, we do not express any opinion concerning any law other than the Bankruptcy Code and the law of the State of New York to the extent that it may be applicable thereunder. We do not express any opinion on any matter not expressly addressed below.

     Based upon and subject to the foregoing, the further qualifications set forth below, and the reasoned analysis of analogous case law (although there is no precedent directly on point), it is our opinion that:

          1. In connection with any bankruptcy proceedings instituted by or on behalf of CSFBMC under the Bankruptcy Code, the CSFBMC Sale would be treated by a court as a true sale of the CSFBMC Mortgage Loans from CSFBMC to Column, rather than as a loan secured by the CSFBMC Mortgage Loans, such that the CSFBMC Mortgage Loans would not, on such basis, constitute property of CSFBMC's estate under Section 541(a)(1) of the Bankruptcy Code or property of CSFBMC subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of CSFBMC in such a proceeding.

          2. In connection with any bankruptcy proceedings instituted by or on behalf of Column under the Bankruptcy Code, the Column Sale would be treated by a court as a true sale of the Column Mortgage Loans from Column to the Depositor, rather than as a loan secured by the Column Mortgage Loans, such that the Column Mortgage Loans would not, on such basis, constitute property of Column's estate under Section 541(a)(1) of the Bankruptcy Code or property of Column subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of Column in such a proceeding.

          3. In connection with any bankruptcy proceedings instituted by or on behalf of the Depositor under the Bankruptcy Code, the Transfer to the Trust would be treated by a court as an absolute transfer of the Mortgage Loans from the Depositor to the Trust, rather than as a loan secured by the Mortgage Loans, such that the Mortgage Loans would not, on such basis, constitute property of the Depositor's estate under Section 541(a)(1) of the Bankruptcy Code or property of the Depositor subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of the Depositor in such a proceeding.

     The foregoing opinions are subject to the qualifications that (i) the assumptions set forth herein are and continue to be true in all respects relevant to this opinion, (ii) there are no additional facts that would affect the validity of the assumptions set forth herein or upon which this opinion is based, (iii) any claim contrary to or inconsistent with any opinion expressed herein made in any judicial proceeding will be opposed and litigated to a final resolution by one or more persons or entities with standing to do so, (iv) such case is properly presented and argued, and (v) the law is properly applied.

     The foregoing opinions are not intended to be a guaranty as to what a particular court would actually hold, but an opinion as to the decision a court should reach if the issue were properly presented to it and the court followed what we believe to be the applicable legal principles. In that



                                     C-3C-7
regard, you should be aware that bankruptcy opinions are subject to inherent limitations because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and policies may be subordinated, the potential relevance to the exercise of judicial discretion of future-arising facts and circumstances and the nature of the bankruptcy process.(1)

     The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior written consent.


                                Very truly yours,













--------

(1) In that regard, we note the Memorandum Opinion dated February 5, 2001, issued by the bankruptcy court in In re: LTV Steel Company, Inc., et al., U.S. Bankr. Ct., Northern District of Ohio, Case No. 00-43866 (the "LTV Memorandum Opinion"). The LTV Memorandum Opinion arose in a case in which the debtor, LTV Steel Company ("LTV" or the "Debtor"), had entered into securitization arrangements with respect both to its inventory and its accounts receivable, selling its inventory to one special purpose subsidiary and its accounts receivable to another special purpose entity. (Neither special purpose entity was made a debtor in the jointly administered Chapter 11 filings of LTV and its subsidiaries.) The Debtor filed a motion seeking use of the cash collections from the securitized assets on the basis that the sales were nothing more than disguised financings and the Debtor and the agent for the financial institutions that invested in the two securitizations agreed to an interim order for the use of such cash collateral (the "Interim Order"). The Interim Order, among other things, (i) required the securitization investors, on an interim basis until the true sale issue could be decided, to turn over to LTV the cash proceeds of the securitized inventory and accounts receivable and (ii) purported to provide "adequate protection" to the securitization investors (treating them, in effect, as secured creditors) in the form of liens on LTV's accounts receivable and inventory and weekly interest payments at the non-default contract rate.

     The LTV Memorandum Opinion was issued in response to the motion of one of the investors in the accounts receivable securitization to modify the Interim Order, in part on the basis that the receivables transferred in the accounts receivable securitization were not property of the Debtor's estate. The bankruptcy court, while not determining the "fact-intensive issue" as to whether the inventory and receivables transferred were property of the estate (which determination required further discovery and an evidentiary hearing), did find that LTV "... has at least some equitable interest in the inventory and receivables, and that this interest is property of the Debtor's estate ... sufficient to support the entry of the interim cash collateral order." (LTV Memorandum Opinion at p. 14). The court based its decision in large part on its view of the equities of the case. The court noted in particular that failure to enter the interim cash collateral order "...would put an immediate end to Debtor's business, would put thousands of people out of work, would deprive 100,000 retirees of needed medical benefits, and would have more far reaching economic effects on the geographic areas where Debtor does business" (LTV Memorandum Opinion, pp. 14 - 15), while the Interim Order protected the securitization financing parties by its adequate protection provisions.

     The Debtor and the securitization investors subsequently settled their dispute over the terms of the Interim Order and the bankruptcy court therefore never made a final determination as to whether the assets transferred in the two securitizations were property of LTV's estate. The bankruptcy court did not cite case law or other support for the proposition that a party that has sold accounts receivable, inventory or other property, retains an equitable interest in that property, and the bankruptcy court's finding that LTV retained such an interest could be read narrowly as one court's attempt to maintain the status quo pending a determination of the issue on the merits. Nonetheless, the LTV Memorandum Opinion serves as an example of the pervasive equity powers of bankruptcy courts, and the importance that such courts may ascribe to the goal of reorganization when faced with a dispute as to whether a transfer of assets integral to the ongoing operation of the debtor's business constitutes a true sale or a secured loan, particularly where the transfer is documented in a transaction deemed significant and complex by the court.




                                     D-3C-8

                                  EXHIBIT D-3D

                  FORM OF LETTER OF SIDLEY AUSTIN BROWN & WOOD,
                            PURSUANT TO SECTION 7(IX)

                                  June 13, 2001

Credit Suisse First Boston                   First Union Securities, Inc.
  Mortgage Securities Corp.                  One First Union Center
Eleven Madison Avenue                        Charlotte, North Carolina  28288
New York, New York  10010

Credit Suisse First Boston Corporation       Salomon Smith Barney Inc.
Eleven Madison Avenue                        388 Greenwich Street, 11th Floor
New York, New  York  10010                   New York, New York  10013

McDonald Investments Inc.
800 Superior Avenue
Cleveland, Ohio 44114


          Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial
              Mortgage Pass-Through Certificates, Series 2001-CK3

Ladies and Gentlemen:

     We have acted as special counsel to Column Financial, Inc. ("Column") and Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") with respect to certain matters in connection with the following transactions (collectively, the "Transactions"):

          (a) the filing by the Depositor of a registration statement on Form S-3 (No. 333-53012) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission"), for purposes of registering under the Securities Act 1933, as amended (the "Securities Act"), certain offerings of commercial mortgage pass-through certificates evidencing interests in trust funds established by the Depositor;

          (b) the sale by Column, and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "Column Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of June 12, 2001 (the "Column Mortgage Loan Purchase Agreement"), between Column as seller and the Depositor as purchaser;

          (c) the sale by KeyBank National Association ("KeyBank"), and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "KeyBank Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of June 12, 2001 (the "KeyBank Mortgage Loan Purchase Agreement"), between KeyBank as seller and the Depositor as purchaser;



                                     D-3D-1

          (d) the sale by First Union National Bank ("First Union"), and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "First Union Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of June 12, 2001 (the "First Union Mortgage Loan Purchase Agreement"), between First Union as seller and the Depositor as purchaser;

          (e) the creation of a commercial mortgage trust (the "Trust"), and the issuance of an aggregate $1,126,966,710 Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 2001-CK3 (the "Certificates"), consisting of 21 classes designated Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class A-X, Class E, Class F, Class G-1, Class G-2, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V, pursuant to the Pooling and Servicing Agreement dated as of June 1, 2001 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer and special servicer, and Wells Fargo Bank Minnesota, N. A., as trustee (in such capacity, the "Trustee");

          (f) the transfer of the Column Mortgage Loans, the KeyBank Mortgage Loans and the First Union Mortgage Loans (collectively, the "Mortgage Loans") by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the Certificates; and

          (g) the sale by the Depositor, and the purchase by Credit Suisse First Boston Corporation ("CSFB"), McDonald Investments Inc. ("McDonald") Salomon Smith Barney Inc. ("SSBI") and First Union Securities, Inc. ("First Union", and, together with CSFB, McDonald and SSBI, in such capacity, the "Underwriters"), of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Certificates (collectively, the "Publicly Offered Certificates"), pursuant to the Underwriting Agreement dated as of June 12, 2001 (the "Underwriting Agreement"), between the Depositor and the Underwriters.

     The Pooling and Servicing Agreement, the Underwriting Agreement, the Column Mortgage Loan Purchase Agreement, the First Union Mortgage Loan Purchase Agreement and the KeyBank Mortgage Loan Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.

     For the purposes of this letter, we have reviewed: the Agreements; the Registration Statement; the Prospectus, dated June 5, 2001, relating to publicly offered mortgage pass-through certificates evidencing interests in trust funds established by the Depositor (the "Basic Prospectus"); and the Prospectus Supplement, dated June 12, 2001, specifically relating to the Trust and the Publicly Offered Certificates (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"). In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for rendering this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for rendering this letter; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the statements made in this letter are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to



                                     D-3D-2
factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of all parties to each of the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) the due authorization by all necessary action, and the due execution and delivery, of the Agreements by the parties thereto, (viii) the constitution of each of the Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (ix) compliance with the Agreements by the parties thereto, (x) the conformity, to the requirements of the Column Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the First Union Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement, of the Mortgage Notes, the Mortgages and the other documents delivered to the Trustee by, on behalf of, or at the direction of, the Depositor, Column, KeyBank and First Union, (xi) the conformity of the text of each document filed with the Commission through the Commission's Electronic Data Gathering, Analysis and Retrieval System to the printed documents reviewed by us, and (xii) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Agreements, as expressed therein. In making the statements set forth below, we do not express any view concerning the laws of any jurisdiction other than the federal laws of the United States of America.

     We are delivering this letter in our capacity as special counsel to the Depositor and Column. In the course of our acting in such capacity, we have generally reviewed and discussed with certain representatives of the Depositor, Column, the Underwriters and the other parties to the Agreements and their respective counsel (in addition to us) the information set forth in the Registration Statement and the Prospectus, other than any documents or information included therein solely by incorporation by reference (all such documents and information so incorporated by reference shall be referred to herein as the "Excluded Information"), and we have reviewed certain loan summaries prepared by Column in respect of the Column Mortgage Loans and, in the case of those Column Mortgage Loans identified in the Prospectus Supplement under the heading "Description of the Underlying Mortgage Loans--Significant Mortgage Loans", selected provisions of the related mortgage note, the related mortgage and certain other related mortgage loan documents. While we have made no independent check or verification of, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing, nothing has come to our attention that causes us to believe that (a) the Registration Statement (exclusive of the Excluded Information therein, as to which we express no view or belief), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus (exclusive of the Excluded Information therein, as to which we express no view or belief), as of the date of the Prospectus Supplement or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no view or belief as to (x) any financial statements, schedules and/or other numerical, financial or statistical data set forth or referred to therein or omitted therefrom, (y) any information contained in or omitted from the Prospectus regarding the nature and characteristics of the KeyBank Mortgage Loans and/or the borrowers and mortgaged properties relating to the KeyBank Mortgage Loans or (z) any information contained in or omitted from the Prospectus regarding the nature and characteristics of the First Union Mortgage Loans and/or the borrowers and mortgaged properties relating to the First Union Mortgage Loans. In that connection, we advise you that we have relied, to the


                                     D-3D-3
extent that we may properly do so in the discharge of our professional responsibilities as experienced securities law practitioners, upon the judgment and statements of officers and representatives of the Depositor, Column and the Underwriters in connection with the determination of materiality.

     When used in this letter, the term "attention" or words of similar import mean the conscious awareness of facts or other information of the Sidley Austin Brown & Wood attorneys currently practicing law with this firm who have been involved in any material respect in representing the Depositor and/or Column in connection with the Transactions. We call to your attention that, with your knowledge and consent, except as described above, such Sidley Austin Brown & Wood attorneys have not examined or otherwise reviewed any of the Mortgage Files, any particular documents contained in such files or any other documents with respect to the Mortgage Loans for purposes of delivering this letter.

     The statements set forth herein are being made to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the views or beliefs expressed herein. This letter is being delivered solely for the benefit of the persons to which it is addressed in connection with the Transactions. It may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent.

                                Very truly yours,







                                     D-3D-4